                                                                    EXHIBIT 10.4

                            BUSINESS LOAN AGREEMENT

                                      dated

                                October 28, 1999

                                     among

                            GENOMIC SOLUTIONS, INC.

                                              "Parent"
                                       and

                            GENOMIC SOLUTIONS, LTD.
                            GENOMIC SOLUTIONS, K.K.

                                           "Subsidiaries"
                                      and

                        WHITE PINES LIMITED PARTNERSHIP I
                              PACIFIC CAPITAL, L.P.
                     CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                           AMERICAN HEALTHCARE FUND II
                                 IAN R. N. BUND
                       YOCUM CONSULTING ASSOCIATES, INC.
                     VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
                              J. MATTHEW MACKOWSKI
                                ROBERT G. SHEPLER
                                JOHN J. MACKOWSKI
                            GROVE INVESTMENT PARTNERS
             RONALD G. KALISH LIVING TRUST U/A/D SEPTEMBER 9, 1997
            McDONALD INVESTMENTS INC. CUSTODIAN FBO DANIEL J. BOYLE
                         IRA ROLLOVER ACCOUNT #85314893
                   KANTNER AND ASSOCIATES PROFIT SHARING PLAN
                              U/A/D JANUARY 1, 1991
                              MICHAEL G. WILLIAMS
                                LAWRENCE J. KENT
                              JEFFREY S. WILLIAMS
                                 KEVIN A. AUTON
                              ANDREW A. JAKIMCIUS
                                MICHAEL P. KUREK
                              STEVEN J. RICHVALSKY

                                               "Lenders"

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
1. LOAN AGREEMENT                                                          2
   ----------------
   (a) Present Loan                                                        2
   (b) Conditions - Present Loan                                           3
   (c) Future Loan                                                         3
   (d) Additional Loan to Satisfy
       Preemptive Rights                                                   4

2. EXECUTION OF NOTES                                                      4
   ------------------

3. EQUITY - INITIAL ISSUANCE                                               4
   -------------------------
   (a) Warrants - Noncancellable                                           4
   (b) Warrants - Cancellable Upon $5.00
       Liquidity Event                                                     5
   (c) Warrants - Cancellable Upon Premium
       Liquidity Event                                                     5

4. INTENTIONALLY OMITTED                                                   6

5. SECURITY, ASSURANCES AND INSURANCE                                      6
   ----------------------------------
   (a) Collateral                                                          6
   (b) Pledge                                                              7
   (c) Subsidiaries' Security                                              7
   (d) Insurance - Property                                                7
   (e) Insurance - Life                                                    7
   (f) Further Assurances                                                  8

6. CONDITIONS OF LOAN                                                      8
   ------------------
   (a) Approval of Lender's Counsel                                        8
   (b) Representations and warranties                                      8
   (c) Compliance                                                          8
   (d) Evidence of Corporate Action                                        8
   (e) Opinion of Borrower's Counsel                                       8
   (f) SBA Forms                                                           9
   (g) Certificates                                                        9
   (h) Bylaws                                                              9
   (i) Insurance                                                           9
   (j) Due Diligence                                                       9
   (k) intentionally ommitted                                              9
   (1) Subordination                                                       9
   (m) Receipt of Executed Documents                                       9
   (n) Consents                                                           10

7. REPRESENTATIONS AND WARRANTIES                                         10
   ------------------------------
   (a) Organization and Standing; Charter
       and Bylaws                                                         11
   (b) Capitalization                                                     11

                                                                         Page
                                                                         ----
   (c) Corporate Power; Authorization                                     12
   (d) Validity of Securities                                             13
   (e) Consents and Waivers                                               13
   (f) Litigation                                                         13
   (g) Shareholder Lists and Agreements;
       Officers and Directors                                             13
   (h) Subsidiaries                                                       14
   (i) Financial Statements                                               14
   (j) Absence of Undisclosed Liabilities                                 15
   (k) Absence of Certain Developments                                    15
   (1) Title to Assets                                                    15
   (m) Real Property                                                      16
   (n) Tax Matters                                                        16
   (o) Contracts and Commitments                                          16
   (p) Proprietary Rights; Employee Restriction                           17
   (q) Effect of Transactions                                             18
   (r) Insurance                                                          18
   (s) Securities Act Registration                                        18
   (t) Business; Compliance with Laws                                     18
   (u) Books and Records                                                  18
   (v) Employee Benefit Plans                                             19
   (w) Small Business Matters                                             19
   (x) Information Suppied to the Lenders                                 19
   (y) Employees                                                          20
   (z) Business Operations                                                20
   (aa)Collectibility of Accounts Receivable                              20
   (bb)Inventory                                                          20

8. AFFIRMATIVE COVENANTS                                                  20
   ---------------------
   (a) Financial Statements                                               20
   (b) Payment of Taxes                                                   21
   (c) Insurance                                                          21
   (d) Notice of Adverse Events                                           22
   (e) Maintenance                                                        22
   (f) Board of Directors                                                 22
   (g) Environmental Compliance/Notices/Indemnity                         22
   (h) Maintain Corporate Existence and
       Due Qualification                                                  23
   (i) Compliance With All Laws                                           23
   (j) Information From Senior Lender                                     23
   (k) Reports                                                            23
   (1) Compliance Certificate                                             23
   (m) Use of Proceeds                                                    23
   (n) Compliance with ERISA                                              24
   (o) Patent Applications                                                24
   (p) Disclosure                                                         24
   (q) Reinstatement of Security Interests                                24

9. NEGATIVE COVENANTS                                                     25
   ------------------
   (a) Financial Covenants                                                25

                                                                         Page
                                                                         ----
   (b) Liens and Indebtedness                                             25
   (c) Dividends, Distributions; Capital Structure                        26
   (d) Stock                                                              26
   (e) Leases                                                             26
   (f) Environmental                                                      26
   (g) Transations with Insiders or Related
       Companies                                                          26
   (h) Nature of Business                                                 27
   (i) Change In Management                                               27

10.EVENTS OF DEFAULT                                                      27
   -----------------
   (a) Failure to Pay Amounts Due                                         27
   (b) Misrepresentation; False Financial
       Information                                                        27
   (c) Noncompliance with Lender Agreements                               27
   (d) Other Creditor Events                                              27
   (e) Judgments; Attachments; Tax Liens                                  27
   (f) Indictment                                                         28
   (g) Business Suspension, Bankruptcy                                    28
   (h) Material Adverse Change                                            28
   (i) Hazardous Material                                                 28
   (j) Use Of Proceeds                                                    28

11.REMEDIES ON DEFAULT                                                    29
   -------------------
   (a) Acceleration                                                       29
   (b) Remedies Cumulative                                                29
   (c) No Waiver                                                          29

12.OTHER CONSIDERATION TO LENDERS                                         29
   ------------------------------
   (a) Closing Fee                                                        29
   (b) Expenses                                                           29
   (c) Repurchase of Securities Upon
       Declination of Sale of Borrower                                    30
   (d) Exchange of Securities                                             30

13.REPRESENTATIONS AND WARRANTIES OF LENDER                               31
   ----------------------------------------
   (a) Investment                                                         31
   (b) Transfers                                                          31
   (c) Accredited Investor                                                31
   (d) Restrictive Legend                                                 32
   (e) Sophistication                                                     32
   (f) Legal Investment                                                   32

14.MISCELLANEOUS                                                          32
   -------------
   (a) Rights Cumulative; Waivers                                         32
   (b) Notices                                                            32
   (c) Reimbursement For Expenses                                         34
   (d) Binding Effect                                                     34
   (e) Generally Accepted Accounting Principles                           34
   (f) No Partnership Or Joint Venture Established                        35

                                                                         Page
                                                                         ----
   (g) Governing Law; Jurisdiction                                        35
   (h) Further Action                                                     35
   (i) Writings Constitute Entire Agreement;
       Modifications Only In Writing                                      35
   (j) Survival Of Terms, Representations
       and Warranties                                                     36
   (k) Jury Trial Waivers                                                 36
   (1) Indemnification                                                    36
   (m) Lender's Assignment                                                36
   (n) Brokers                                                            37
   (o) Counsel for Certain Lenders                                        37

15.CONSTRUCTION AND INTERPRETATION                                        37
   -------------------------------

EXHIBITS
--------

Exhibit                 Description of                              First Referred to
  No.                       Exhibit                                     in Section
  ---                       -------                                     ----------
  A                Promissory Note                                          2
  B-1              Warrants (Noncancellable)                                3(a)
  B-2              Warrants (Cancellable @ $5.00)                           3(b)
  B-3              Warrants (Cancellable > $5.00)                           3(c)
  C                Security Agreement                                       5(a)
  D                Subordination Agreement                                  5(a)
  E                Opinion of Borrower's Counsel                            6(e)
  F                Amendment to Registration
                   Rights Agreement                                         6(m)(iii)
  G                Amendment to Shareholders Agreement                      6(m)(iv)
  H                Assignment and Pledge Agreement                          5(b)

SCHEDULES
---------

Schedule
   No.               Description of Schedule
   ---               -----------------------
   7(b)              Agreements Relating to Capital Stock
   7(f)              Litigation
   7(g)              Shareholders, Officers and Directors
   7(h)              Subsidiaries
   7(i)              Financial Statements
   7(k)              Recent Developments
   7(l)              Liens and Encumbrances
   7(o)              Contracts
   7(p)              Intellectual Property Rights
   7(x)              Business Plan
   7(z)              Business Names; Addresses


                            BUSINESS LOAN AGREEMENT

     Agreement made and entered into this 28th day of October, 1999, by and among Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (hereinafter referred to as "Parent"), Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgshire, England PE193TP (sometimes hereinafter referred to as "Genomic UK") , Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan (sometimes hereinafter referred to as "Genomic Japan") (Genomic UK and Genomic Japan each sometimes hereinafter being referred to as a "Subsidiary" and sometimes hereinafter collectively referred to as the "Subsidiaries", and each of Parent, Genomic UK and Genomic Japan sometimes hereinafter referred to as "Borrower", a "Borrower" or the "Borrower" and collectively sometimes referred to as the "Borrowers"), White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinfter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert
G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 661 Airport Blvd., Suite 2A, Ann Arbor, Michigan 48108 (hereinafter referred to as "Kantner"), Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams"), Lawrence J. Kent, 404 E. Lancaster Ave., Wayne, Pennsylvania 19087 (hereinafter referred to as "Kent") , Jeffrey S. Williams, 7049 Suncrest Drive, Saline, Michigan 48176 (hereinafter referred to as "JWilliams"), Kevin A. Auton, 42 Croftfield Road, Godmanchester, Huntingdon, Cambridgeshire PE18 8ED (hereinafter referred to as "Auton") , Andrew A. Jakimcius, 1096 Heritage Drive, Saline, Michigan 48176 (hereinafter "Jakimcius") , Michael P. Kurek, 2720 Holyoke Lane, Ann Arbor, Michigan 48103 (hereinafter referred to as "Kurek") and Steven J. Richvalsky, 12215 Deer Creek Circle, Plymouth, Michigan 48170 (hereinafter referred to as "Richvalsky") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Boyle, Kantner, Williams, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders").

    1.   LOAN AGREEMENT.

         (a) Present Loan. Borrowers agree to borrow from each Lender, and each Lender agrees to lend to the Borrowers on the date hereof, subject to the terms and conditions set forth in this Agreement and all exhibits attached hereto (hereinafter collectively "Loan Documents"), the amount set forth below opposite the name of such Lender:

           Lender                  Amount
           ------                  ------

           WPLP                 $  492,000
           Pacific                 708,000
           Chase                 1,500,000
           American                150,000
           Bund                     17,800
           Yocum                     5,000
           Volunteer                 7,500
           Mackowski-CA            175,681
           Shepler                   5,000
           Mackowski-FL             12,748
           Grove                   175,680
           Kalish                   10,000
           Boyle                     2,500
           Kantner                   4,700
           Williams                  2,711
           Kent                    175,680
           JWilliams                19,000
           Auton                     9,500
           Jakimcius                 7,000
           Kurek                    10,500
           Richvalsky                9,000
                                     -----
                                $3,500,000

(each of the above amounts as to each respective Lender together with such additional amount, if any, as may hereafter be borrowed from each Lender in accordance with Section 1(c) below is hereinafter referred to as the "Loan").

         (b) Conditions - Present Loan. The obligation of Lender to advance any sum pursuant to "(a)" is contingent upon, since the date of this Agreement until the date of any advance; (1) no material adverse change shall have occurred in the financial condition of Borrowers or in the physical condition of the assets serving as collateral; (2) no event shall have occurred or condition exist which constitutes or with the passage of time or the giving of notice would constitute, any event of default; and (3) Lender's receipt of a certificate dated the date of the request for advance, and signed by the President of Parent stating that: a) the Borrowers have complied and are then in compliance with all the terms and covenants of this Agreement which are binding upon them; b) there exists no event of default as defined herein and no event which, with the giving of notice or the lapse of time, or both, would constitute such an event of default; and c) the representations and warranties contained herein are true with the same effect as though such representations and warranties were made at the time of request for advance.

         (c) Future Loan. At any time hereafter prior to January 27, 2000, Lenders owning not less than eighty percent (80%) of the Warrants (or shares of common stock of Parent issued upon exercise of the warrants) issued pursuant to this Agreement shall have the right at Lenders' sole option to lend additional funds to Borrowers upon all the same terms and provisions applicable under the provisions of the Loan Documents (including the issuance of additional Warrants in amounts proportional to and upon the same terms and provisions as provided in
Section 3 hereof with respect to the portion of the Loan contemplated by Section 1(a) hereof) except that the holders of the Warrants issued by Parent as part of the April 1999 Loan Documents (as hereinafter defined) shall not be required to waive the provisions of subsection F of such Warrants and the holders of the Preferred Stock of Parent shall not be required to waive the provisions of
Article V, Section C(3) (e) of the Certificate of Incorporation of Parent with respect to the issuance of such additional Warrants, provided that (i) Lenders shall not have the right to lend to Borrowers more than $3,500,000 pursuant to this Section 1(c), (ii) the amount of additional funds Lenders shall have the right to lend to Borrowers pursuant to this Section 1(c) shall be reduced by any additional funds received by Borrowers for the issuance of securities of Parent upon terms more favorable to Borrowers than those contained in this Agreement, and (iii) Lenders may not lend additional funds to Borrowers pursuant to this
Section 1(c) from and after such date as Parent shall execute a letter of intent providing for the merger or consolidation of Parent or the sale of substantially all of the assets of Parent, provided further that if the transaction contemplated by the letter of intent referred to in "(iii)" shall not be consummated, then the Lenders shall have the right at Lenders' sole option to lend additional funds to Borrowers pursuant to this Section 1(c) for a period of 90 days after termination of such letter of intent or definitive agreement relating to the transaction contemplated thereby. Without limiting in any manner Lenders' right to assign their rights under the Loan Documents, Lenders may separately assign their rights under this Section 1(c).

         (d) Additional Loan to Satisfy Preemptive Rights. Borrowers and Lenders acknowledge that certain holders of Parent's equity securities have a preemptive right to participate, on a pro rata basis, in the transactions contemplated by this Agreement, which right, to the extent not waived, will expire after the date hereof. The parties agree that if any such holder properly exercises such preemptive right, as described in the preceding sentence, then Borrowers shall borrow from such holder an amount determined by such holder, which amount shall not exceed such holder's pro rata share of all amounts borrowed by Borrowers under Section 1(a) and this Section 1(d), all upon the terms and conditions set forth in the Loan Documents. If the aggregate amount loaned to Borrowers under
Section 1(a) and this Section 1(d) of this Agreement exceeds $3,750,000, then the warrants issued by Parent in respect of the excess (i) shall not be treated as Excluded Stock under Article V, Section 3e(v) of Parent's Certificate of Incorporation, as amended, and (ii) shall constitute "Additional Shares of Common Stock" for purposes of subsection G of the Warrants issued pursuant to
Section 3 of this Agreement. The parties shall amend the Loan Documents or execute and deliver additional documents as necessary to reflect any such additional loans to Borrowers pursuant to this Section 1(d).

     2. EXECUTION OF NOTES. The obligation to repay the Loan of each Lender shall be evidenced by Borrowers' Promissory Note in the form set forth in Exhibit A attached hereto (each Promissory Note executed and delivered to a Lender hereinafter being referred to as a "Note" and collectively as the "Notes").

     3. EQUITY-INITIAL ISSUANCE.

         (a) Warrants-Non-Cancellable. Parent shall issue to each Lender at the time of closing the Loan, in consideration for the granting of the Loan, and payment by Lenders concurrently with execution and delivery of this Agreement of $.0001 per share of common stock, negotiable Warrants to acquire the following shares of common stock of Parent:

           Lender                         Warrants
           ------                         --------
           WPLP                            72,816
           Pacific                        104,784
           Chase                          222,000
           American                        22,200
           Bund                             2,634
           Yocum                              740
           Volunteer                        1,110
           Mackowski-CA                    26,001
           Shepler                            740

           Mackowski-FL                     1,887
           Grove                           26,001
           Kalish                           1,480
           Boyle                              370
           Kantner                            696
           Williams                           401
           Kent                            26,001
           JWilliams                        2,812
           Auton                            1,406
           Jakimcius                        1,036
           Kurek                            1,553
           Richvalsky                       1,332

The Warrants issued shall be in the form set forth in Exhibit B-1 attached hereto.

         (b) Warrants-Cancellable Upon $5.00 Liquidity Event. Parent shall issue to each Lender at the time of closing the Loan, in consideration for the granting of the Loan, and payment by Lenders concurrently with execution and delivery of this Agreement of $.0001 per share of common stock, negotiable Warrants, subject to cancellation and surrender in accordance with the terms thereof, to acquire the following shares of common stock of Parent:

           Lender                         Warrants
           ------                         --------
           WPLP                             85,959
           Pacific                         123,698
           Chase                           262,071
           American                         26,207
           Bund                              3,110
           Yocum                               874
           Volunteer                         1,310
           Mackowski-CA                     30,694
           Shepler                             874
           Mackowski-FL                      2,227
           Grove                            30,694
           Kalish                            1,747
           Boyle                               437
           Kantner                             821
           Williams                            474
           Kent                             30,694
           JWilliams                         3,320
           Auton                             1,660
           Jakimcius                         1,223
           Kurek                             1,834
           Richvalsky                        1,572

The Warrants issued shall be in the form set forth in Exhibit B-2 attached hereto.

         (c) Warrants-Cancellable Upon Premium Liquidity Event. Parent shall issue to each Lender at the time of closing the Loan, in consideration for the granting of the Loan, and payment by Lenders concurrently with execution and delivery of this Agreement of $.0001 per share of common stock, negotiable Warrants, subject to cancellation and surrender in accordance with the terms thereof, to acquire the following shares of common stock of Parent:

           Lender                                          Warrants
           ------                                          --------
           WPLP                                              13,425
           Pacific                                           19,318
           Chase                                             40,929
           American                                           4,093
           Bund                                                 486
           Yocum                                                136
           Volunteer                                            205
           Mackowski-CA                                       4,793
           Shepler                                              136
           Mackowski-FL                                         348
           Grove                                              4,793
           Boyle                                                 68
           Kalish                                               273
           Kantner                                              128
           Williams                                              74
           Kent                                               4,793
           JWilliams                                            518
           Auton                                                259
           Jakimcius                                            191
           Kurek                                                288
           Richvalsky                                           246

The Warrants issued shall be in the form set forth in Exhibit B-3 attached hereto.

     4. There is no Section 4.

     5. SECURITY, ASSURANCES AND INSURANCE. To secure the faithful performance of this Agreement and the repayment of the indebtedness created hereunder, Borrowers shall do the following:

         (a) Collateral. Parent gives, assigns, and conveys to each Lender, as collateral, a security interest pursuant to the Security Agreement in the form set forth in Exhibit C attached hereto in all accounts receivable, inventory, equipment, furniture, fixtures, notes receivable, and all other tangible and intangible assets and after-acquired property (all assets) of Parent subject only to a (i) prior security interest of Comerica Bank and the terms of a subordination agreement satisfactory to Lender, or of a successor bank which replaces Comerica Bank under similar credit facilities, provided that any such successor enters into a subordination agreement substantially in the form of the Subordination Agreement attached hereto as Exhibit D (Comerica Bank and any such successor bank each being sometimes hereinafter referred to as the "Senior Lender"), and (ii) the security interest granted to the parties to the Business Loan Agreement dated April 23, 1999 (which Business Loan Agreement, together with all other materials referred to therein as "Loan Documents" are hereinafter sometimes collectively referred to as the "April 1999 Loan Documents").

         (b) Pledge. Parent shall pledge all of its right, title and interest in its 100%. ownership interest in the Subsidiaries pursuant to the Pledge Agreement in the form attached hereto as Exhibit H.

         (c) Subsidiaries' Security Each Subsidiary with property located in any state of the United States gives, assigns, and conveys to each Lender, as collateral, a security interest pursuant to the Security Agreement in the form set forth in Exhibit C attached hereto in all accounts receivable, inventory, equipment, furniture, fixtures, notes receivable, and all other tangible and intangible assets and after-acquired property (all assets) of such Subsidiary subject only to a prior security interest of the Senior Lender. Each Subsidiary with property located outside the United States shall execute such documentation as may be necessary to grant to Lenders an interest equivalent to a security interest or chattel mortgage as may be possible under the laws of each jurisdiction in which any property of such Subsidiary may be located.

         (d) Insurance-Property. Each Borrower shall maintain, without expense to Lenders, a policy or policies of insurance with respect to the collateral, in an amount which is at least equal to the fair market value thereof, naming the Lender as an insured party as its interest may appear and said policy shall contain a provision requiring that the insurer provide at least thirty (30) days notice to the Lender prior to cancellation of said insurance. The Borrower shall deliver a certificate of such insurance to the Lender.

         (e) Insurance-Life. Borrowers shall maintain, without expense to Lenders, $3,500,000 term life insurance on the life of Jeffrey S. Williams with Lenders as irrevocable beneficiaries. Borrowers shall apply for additional amounts of such insurance on the lives of Jeffrey S. Williams, Steven J. Richvalsky, Andrew A. Jakimcius and Michael P. Kurek (in such amount on the life of each such individual as may hereafter be agreed by Lenders and Borrowers, or in the absence of such agreement, in equal amounts on the life of each such individual) prior to closing of any portion of the Loan contemplated by Section 1(c) hereof in an amount equal to such additional portion of the Loan, and shall deliver such additional policy or policies of insurance to Lenders when issued. Any insurance proceeds shall be applied in payment of the Notes and any other amounts which may be due Lenders under the Loan Documents. If any insurance proceeds remain after payment of the Notes and any other amounts due Lenders under the Loan Documents, Lenders shall promptly pay over such remaining amount of insurance proceeds to Borrower.

         (f) Further Assurances. On demand of the Lender, the Borrowers shall furnish further assurances of title, execute any written agreement, or do any other acts, execute any instrument or statement required by law or otherwise, in order to perfect and continue the security interest of the Lender in the collateral, including without limitation, that Parent shall amend the Pledge Agreement contemplated by Section 5(b) above to subject to the terms and provisions of such Pledge Agreement any interest Parent may hereafter acquire in any corporation, partnership, limited liability company or other entity, and cause any such corporation, partnership, limited liability company or other entity in which Parent has a majority interest to comply with the provisions of
Section 5(c) hereof.

     6. CONDITIONS OF LOAN. The obligation of each Lender to make the Loan is subject to the following conditions precedent:

         (a) Approval Of Lender's Counsel. All legal matters incident to the Loan shall be satisfactory to all counsel for the Lender.

         (b) Representations And Warranties. All representations and warranties by the Borrowers which are contained in this Agreement and the statements contained in the Exhibits, Schedules and Loan Documents or any instrument, list, certificate or writing delivered to the Lender pursuant to this Agreement shall be, in all respects, true and correct on and as of the loan closing date as though such representations and warranties were made at and as of the loan closing date, and the Lender shall have not discovered any material misstatement or omission in the representations and warranties made in this Agreement.

         (c) Compliance. Borrowers shall have performed and complied in all material respects with all of their obligations under this Agreement which are to be performed or complied with by the Borrowers prior to or on the Loan closing date.

         (d) Evidence Of Corporate Action. The Lender shall have received certified copies of all corporate or other required action taken by each Borrower to authorize this Agreement, the Loan Documents and the borrowing hereunder, and such other documents as the Lender may reasonably require relating to the existence of the Borrowers, the authority for and the validity of this Agreement, the Note and the Warrants, and any other matters relevant hereto, all in form and substance satisfactory to Lender's counsel, and indicating the name and title of the officer or officers of each Borrower authorized to sign this Agreement and the Loan Documents.

         (e) Opinion Of Borrower's Counsel. The Lender shall have received a favorable written opinion of counsel for the Borrowers, dated the date of the Loan in the form of Exhibit E which is attached hereto.

         (f) SBA Forms. Parent shall have executed and delivered to Lenders SBA Form 1031, PART A of which shall have been completed by Parent, and SBA Forms 652-D and 480.

         (g) Certificates. The Lender shall have received from each Borrower a certificate of good standing and a certified copy of the Articles or Certificate of Incorporation for such Borrower (as amended). All shall be certified by the appropriate governmental agency as being true, correct and complete as of the date of such certification.

         (h) Bylaws. The Lender shall have received from each Borrower a copy of the Bylaws of such Borrower and all amendments thereto, certified by the Secretary of such Borrower as being true, correct and complete as of the date of such certification.

         (i) Insurance. Evidence satisfactory to the Lender that the Borrowers have obtained the insurance policies required by the Lender including but not limited to liability insurance and worker's compensation insurance with limits and carriers reasonably satisfactory to the Lender, and the life insurance contemplated by Section 5(e) hereof.

         (j) Due Diligence. Lender has reached no adverse findings as a result of their continued due diligence investigation of each Borrower, its management, its future financing needs, and its industry, or any environmental review as of the closing date.

         (k) There is no Section 6(k).

         (1) Subordination. Any stock redemption agreements between Parent and any of its shareholders shall be subordinate to all obligations created pursuant to this Loan Agreement including, but not limited to the Note and the Warrants and such subordination shall be consented to by the shareholders of Parent. Any debt owed by any Borrower to any of its shareholders (other than by Subsidiaries to Parent), directors, or officers including all future indebtedness shall be subordinated to all obligations created by the Loan documents including but not limited to the Note and Warrants, pursuant to a subordination agreement reasonably satisfactory to Lenders.

         (m) Receipt Of Executed Documents. The Lender shall have received each of the following, in form and substance satisfactory to the Lender and its respective counsel:

               (i) the Note duly executed by the Borrowers and the Warrants duly executed by Parent;

               (ii) the Security Agreement duly executed by Parent, and as applicable, each Subsidiary, together with:

                    (a) evidence of the due execution and delivery of, and the recordation, filing and other action in such jurisdictions as the Lender may deem necessary or appropriate with respect to the Security Agreement, Financing Statements and similar documents which the Lender deems necessary or desirable to create, preserve or perfect the liens, security interests and other rights intended to be granted to the Lender thereunder.

                    (b) a schedule setting forth all real property owned or leased by any Borrower, together with copies of the related leases, certified as true and correct as of the effective date by a duly authorized officer of Borrower.

               (iii) an amendment to the Registration Rights Agreement dated April 23, 1999 duly executed by Parent in the form of Exhibit F which is attached hereto;

               (iv) an amendment to the Shareholders Agreement dated December 24, 1997, as amended May 27, 1998 and April 23, 1999 (the "Shareholders Agreement"), duly executed by appropriate shareholders and Parent in the form of Exhibit G which is attached hereto;

               (v) Acceptable subordination agreements executed by appropriate shareholders, directors, officers and Borrowers;

               (vi) Satisfactory Uniform Commercial Code search;

               (vii) the Pledge Agreement duly executed by Parent;

               (viii) Acceptable nondisclosure agreements executed by such key management, operating and technical personnel as Lenders may reasonably require;

               (ix) each Borrower shall execute and deliver such other instruments and certificates as the Lender may reasonably request to effect the closing.

         (n) Consents. All consents, approvals, permits, licenses, authorizations, agreements and other items required, or deemed by the Lender to be required for the carrying out of the transactions contemplated in this Agreement, shall have been obtained in form and substance reasonably satisfactory to the Lender.

     7. REPRESENTATIONS AND WARRANTIES. Each Borrower, jointly and severally, represents and warrants to Lender, all of which representations and warranties shall be continuing and shall survive the execution of this Agreement until all of the indebtedness is fully paid to Lender and Borrowers' obligations under this Agreement and the related documents are fully performed as follows:

         (a) Organization and Standing; Charter and Bylaws. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Parent is authorized to exercise all of its corporate powers, rights and privileges. Genomic UK is a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom, and Genomic UK is authorized to exercise all of its corporate powers, rights and privileges. Genomic Japan is a corporation duly organized, validly existing and in good standing under the laws of Japan, and Genomic Japan is authorized to exercise all of its corporate powers, rights and privileges. Each Borrower has all required corporate power and authority to own its property and to carry on its business as presently conducted or contemplated. True and accurate copies of the Articles or Certificate of Incorporation and the Bylaws of each Borrower, as in effect on the date hereof, have been delivered to the Lenders.

         (b) Capitalization. The authorized capital stock of Parent on the date hereof consists of 40,000,000 shares of Common Stock, par value $.001 per share ("Common Stock") and 10,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"). On the date hereof, 3,012,509 shares of Common Stock are outstanding. Of the authorized Preferred Stock, 1,100,000 shares have been designated Series D Preferred Stock, 4,070,339 shares have been designated Series C Preferred Stock, 1,680,880 shares have been designated Series B Preferred Stock and 50,000 have been designated Series M Preferred Stock. On the date hereof, 1,100,000 shares of Series D Preferred Stock are outstanding, 4,070,339 shares of Series C Preferred Stock are outstanding, 1,680,880 shares of Series B Preferred stock are outstanding and 50,000 shares of Series M Preferred Stock are outstanding. The several classes and series of capital stock have the rights, preferences and privileges set forth in the Certificate of Incorporation. Parent has reserved 1,100,000 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock, 4,070,339 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock, 5,093,576 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, 270,027 shares of Common Stock for issuance upon conversion of the Series M Preferred Stock, and 1,400,000 shares of Common Stock for issuance upon exercise of Warrants issued pursuant to the April 1999 Loan Documents. As of the date of this Agreement, the Conversion Price of the Series B Preferred Stock is $.33 per share of common stock, the Conversion Price of the Series C Preferred Stock is $1.75 per share of common stock, the Conversion Price of the Series D Preferred Stock is $6.00 per share of common stock and the Conversion Price of the Series M Preferred Stock is $1.111 per share of common stock, and there has been no event, including the issuance of any shares of common stock of Parent, or securities convertible into or exercisable for shares of common stock of Parent, which could result in any adjustment in any of the foregoing Conversion Prices pursuant to the provisions of the Certificate of Incorporation of Parent except as to the Series M Preferred Stock, the transactions provided for in the April 1999 Loan Documents and the Loan Documents, and the issuance of shares of common stock or options to acquire common stock pursuant to any option or incentive plan approved by the Board of Directors of Parent. As a result of Parent's merger with B.I. Systems Corporation, a Delaware corporation ("BISC"), Parent assumed the 1994 Omnibus Equity Incentive Plan of BISC (the "BISC
Plan"), which was adopted by the Board of Directors and shareholders of BISC in July 1994 and amended in April 1997. On January 15, 1998, Parent's Board of Directors adopted the Genomic Solutions Inc. Non-Employee Stock Option Plan (the "Non-Employee Plan") and the 1998 Genomic Solutions Inc. Stock Option Plan (the "Employee Plan"). On the date of the Closing, options to acquire 710,438 shares of Common Stock are outstanding pursuant to the BISC Plan, options to acquire 1,111,450 shares of Common Stock are outstanding pursuant to the Employee Plan and options to acquire 245,000 shares of Common Stock are outstanding pursuant to the Non-Employee Plan. Parent has reserved 2,066,888 shares of Common Stock for issuance upon exercise of these options. Except as set forth herein and in
Schedule 7(b), there are no outstanding rights, options, warrants, preemptive rights, conversion rights or agreements for the purchase, acquisition or receipt from Parent of any shares of capital stock or any other securities of Parent. Parent is not a party to any existing agreement with any person or entity which requires Parent to purchase from such person or entity any of its capital stock, any securities convertible into or exchangeable or exercisable for any of its capital stock, or any right, options or warrants for its capital stock. All outstanding securities of Parent, including the Notes and Warrants, have been issued in accordance with all applicable state and Federal securities laws.

         (c) Corporate Power; Authorization. Parent has all requisite legal and corporate power to enter into this Agreement, to issue and sell the Notes and Warrants as provided hereunder, and to carry out and perform its obligations under the terms of the Loan Documents. Each Subsidiary has all requisite legal and corporate power to enter into this Agreement, to issue and sell the Notes as provided hereunder, and to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of each Borrower and its officers, directors and shareholders that is necessary for the authorization, execution and delivery of this Agreement and the Loan Documents by such Borrower, for the performance of the Borrower's obligations thereunder and for the issuance and delivery of the Notes, and as to Parent the Warrants, has been taken; and this Agreement, the Notes, Warrants, Security Agreement, Pledge Agreement and all other Loan Documents constitute a legal and binding obligation of each Borrower a party thereto, enforceable against each Borrower in accordance with its terms subject to: (i) judicial principles respecting or limiting the availability of specific performance, injunctive relief and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights. No Borrower is in violation of any term of its Articles or Certificate of Incorporation or Bylaws, or in violation of any term of any judgment, decree, order, statute, rule or government regulation applicable to such Borrower or to which the Borrower is a party. No Borrower is in violation of any term of any agreement or instrument applicable to such Borrower or to which the Borrower is a party where such violation is likely to be materially adverse to such Borrower's financial condition, business or operations.

         (d) Validity of Securities. The Notes and Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, and will be free and clear of any liens, encumbrances or restrictions of any kind; provided, however, that the Notes and Warrants may be subject to restrictions on transfer under state and federal securities laws and the Warrants are subject to the Shareholders Agreement among the Parent and the Shareholders (as defined therein). The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable and will be free and clear of any liens, encumbrances or restrictions of any kind; provided, however, that the Common Stock may be subject to restrictions on transfer under state and federal securities laws and the Shareholders Agreement.

         (e) Consents and Waivers. Each Borrower has obtained any and all consents, permits and waivers and made all filings necessary or appropriate for consummation of the transactions contemplated by this Agreement.

         (f) Litigation. Except as set forth in Schedule 7(f), there is no action, suit or proceeding pending or, to the knowledge of any Borrower, threatened against any Borrower or related to the business conducted by such Borrower. No Borrower is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by any Borrower currently pending or which any Borrower intends to initiate.

         (g) Shareholder Lists and Agreements; Officers and Directors. Set forth on Schedule 7(g) is a true and complete list of all shareholders of Parent and persons holding options or warrants to acquire shares of Parent, showing the number of shares of capital stock held, or acquirable upon exercise of the option or warrant, by each such person in each case as of the date of this Agreement. Schedule 7(g) also sets forth the names of the officers and directors of each Borrower and all indebtedness of the officers, directors, shareholders and any of their respective close relatives, to the Borrowers. Except as set forth on Schedule 7(g), none of the officers or directors or significant employees of any Borrower or their respective close relatives, owns directly or indirectly, individually or collectively, any interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) any Borrower other than ownership of less than one percent (1%) of any publicly traded securities of any entity or of an interest in any entity through ownership of publicly traded shares of any mutual fund.

         (h) Subsidiaries. Except as set forth on Schedule 7(h), Parent has no subsidiaries and does not own, directly or indirectly, any interest in any corporation, association or business entity. All outstanding shares of capital stock of each class of each Subsidiary is owned beneficially and of record by Parent.

         (i) Financial Statements.

               (a) Schedule 7(i) attached hereto contains true, correct and complete copies of:

                    (i) the audited consolidated and consolidating balance sheet of the Borrowers, as of December 31, 1998, and the related statements of operations, stockholders, equity (deficit) and cash flows of the Borrowers for the period covered thereby, including the footnotes thereto (all of foregoing being hereinafter collectively called the "Annual Financial Statements"); and

                    (ii) the interim unaudited consolidated and consolidating balance sheet of the Borrowers (the "Interim Balance Sheet") as of August 31, 1999 (the "Interim Balance Sheet Date"), and the interim statements of operations of the Borrowers for the eight (8) month period then ended (all of the foregoing, including the Interim Balance Sheet, being hereinafter collectively referred to as the "Interim Financial Statements" and together with the Annual Financial Statements collectively, the "Financial Statements").

               (b) The Financial Statements taken as a whole (A) fairly present in all material respects (subject, in the case of the Interim Financial Statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) the financial position of the Borrowers as of the dates indicated and the results of operations of the Borrowers for the periods indicated, (B)(x) have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied throughout the periods covered thereby (subject, in the case of the Interim Financial Statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) or (y) to the extent not prepared in accordance with GAAP, then footnotes to the Financial Statements will be provided describing in reasonable detail the differences, if any, between the accounting principles pursuant to which such Financial Statements were in fact prepared and GAAP and (C) are in accordance with the books and records of the Borrowers which have been maintained in a manner consistent with historical practice. All reserves established and set forth in the Interim Balance Sheet are reasonable and adequate.

         (j) Absence of Undisclosed Liabilities. The Borrowers have no liabilities or obligations of any nature, whether matured or unmatured, known or unknown, or fixed or contingent, except (a) to the extent expressly reflected or reserved against on the Interim Balance Sheet or expressly disclosed in the notes thereto; and (b) liabilities and obligations arising since the Interim Balance Sheet Date in the ordinary course of business consistent with past practice (other than any such liability or obligation arising from breach of contract, breach of warranty, tort, infringement, or violation of any legal requirement).

         (k) Absence of Certain Developments. Except as reflected in the Financial Statements or in Schedule 7(k), since the Interim Balance Sheet Date, there has been (i) no material adverse change in the condition (financial or otherwise) of the Borrowers or in the assets, liabilities, or properties of the Borrowers; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock of Parent; (iii) no waiver of any valuable right of the Borrowers or cancellation of any debt or claim held by the Borrowers; (iv) no loan by any Borrower to any officer, director, employee or shareholder of a Borrower, or any agreement or commitment therefor; (v) no increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or agent of any Borrower; (vi) no material loss, destruction or damage to any property of a Borrower, whether or not insured;
(vii) no labor disputes involving a Borrower and no material change in the personnel of a Borrower or the terms and conditions of their employment; and
(viii) no acquisition or disposition of any assets (or any contract or arrangement therefor), nor any other transaction by a Borrower otherwise than for fair value in the ordinary course of business.

         (1) Title to Assets. Each Borrower has good and marketable title to all of the assets reflected as being owned by such Borrower on the Interim Balance Sheet or acquired subsequent thereto (except for inventory sold or otherwise disposed of in the ordinary course of business for fair value and accounts and notes receivable paid in full since the date of the Interim Balance Sheet), free and clear of all encumbrances, except for those encumbrances set forth on
Schedule 7(l) and Permitted Liens. Such assets are in good operating condition and repair (normal wear and tear excepted), are adequate and suitable for the uses for which they are used in such Borrower's business, are not subject to any condition which interferes with the economic value or use thereof, and constitute all assets necessary to permit each Borrower to carry on its business after the consummation of the transactions contemplated by this Agreement as generally conducted by such Borrower prior thereto. The term "Permitted Liens" means (i) liens arising by operation of law in the ordinary course of business that, individually and in the aggregate, do not in any material respect interfere with the use of any of the assets subject thereto; (ii) minor imperfections of title which do not materially detract from the value of the property affected or materially impair the operations of any Borrower; (iii) liens for taxes not yet due and payable; and (iv) landlords liens, if any, relating to leases.

         (m) Real Property. Borrowers do not own directly or indirectly any real property.

         (n) Tax Matters. Each Borrower has filed all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it and has paid all taxes owed by it, except taxes which have not yet accrued or otherwise become due or for which adequate provision has been made in the pertinent Financial Statements. The provision for taxes on the Interim Balance Sheet is sufficient as of its date for the payment of all accrued and unpaid federal, state, county and local taxes of any nature of each Borrower whether or not assessed or disputed. All taxes and other assessments and levies which any Borrower is required to withhold or collect have been withheld and collected and have been paid over when due to the proper governmental authorities. With regard to the income tax returns of the Borrowers, no Borrower has received notice of any audit or of any proposed deficiencies from any taxing authority and no controversy with respect to taxes of any type is pending or, to the knowledge of any Borrower, threatened. There are in effect no waivers of applicable statutes of limitations with respect to any taxes owed by any Borrower for any year.

         (o) Contracts and Commitments. Except as set forth in Schedule 7(o), no Borrower (i) is a party to any contract, obligation or commitment which involves a potential commitment in excess of $100,000 or which is otherwise material and not entered into in the ordinary course of business; and (ii) has any employment contracts; stock redemption or purchase agreements; financing agreements; licenses; distributor or sales representative agreements;
agreements with officers, directors, employees or shareholders of such Borrower (other than between Parent and a Subsidiary) or persons or organizations related to or affiliated with any such persons; leases; agreements relating to product development; or pension, profit-sharing, retirement or stock option plans. Each agreement or understanding set forth on Schedule 7(o) is in full force and effect and constitutes a valid and binding obligation of the Borrower and to the best knowledge of such Borrower, the other party thereto. Each Borrower has in all material respects performed the obligations required to be performed by it except for obligations not yet due to be performed and each Borrower is and has not been in default or received notices that it is in default in any material respect under any such agreement or understanding. There exists no known event or condition which, after notice or lapse of time, or both, would constitute such a default. There are no material defaults by any other party to any such agreement or understanding as to which any notice of default has been given. Each Borrower has made available to the Lenders correct and complete copies of all documents set forth on such Schedule.

         (p) Proprietary Rights; Employee Restriction. Borrowers have disclosed on Schedule 7(p), all copyright registrations, trademark registrations and applications for registration, patents and patent applications, trademarks, trade secrets or other proprietary rights (collectively, "Intellectual Property Rights") used or, to the best of Borrowers' knowledge, to be used in Borrowers' business as presently conducted or contemplated and all licenses, assignments and leases relating to Intellectual Property Rights of others embodied in products of the Borrowers. Borrowers have exclusive ownership of or license to use, all Intellectual Property Rights identified in Schedule 7(p) and, to the best knowledge of Borrowers have obtained any licenses, releases or assignments to use all third parties' Intellectual Property Rights embodied in products of the Borrowers. To the best knowledge of the Borrowers, neither the present nor contemplated business activities or products of the Borrowers infringe any Intellectual Property Rights of others. No Borrower has received any notice or other claim from any person asserting that any of such Borrower's present or contemplated activities infringe or may infringe any Intellectual Property Rights of such person. Each Borrower has the right to use, free and clear of claims or rights of others, all trade secrets, customer lists, manufacturing processes, hardware designs, programming processes, software and other information required for or incident to its products or its business as presently conducted or contemplated. Each Borrower has taken all commercially reasonable steps to establish and preserve its ownership of all copyright, trade secret and other proprietary rights with respect to its products and technology, except such rights as such Borrower has reasonably determined are not material to such Borrower's continuing business operations. No Borrower is aware of any infringement by others of its copyrights or other Intellectual Property Rights to which it has exclusive use in any of its products, technology or services, or any violation of the confidentiality of any of its proprietary information. No Borrower is making unlawful use of any confidential information or trade secrets of any past or present employees of such Borrower. Except as set forth in
Schedule 7(p), neither any Borrower nor, to each Borrower's knowledge, any of the key employees of such Borrower have any agreements or arrangements with former employers of such employees relating to confidential information or trade secrets of such employers. The activities of each Borrower's employees on behalf of such Borrower do not violate any agreements or arrangements known to such Borrower which any such employees have with former employers.

         (q) Effect of Transactions. The execution, delivery and performance by Borrowers of this Agreement and the documents executed and delivered in connection therewith will not conflict with or result in any default under any material contract obligation or commitment of any Borrower, or any charter provision, bylaw or corporate restriction of any Borrower, or the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of any Borrower, except pursuant to this Agreement. Each Borrower's execution and delivery of this Agreement and the documents executed and delivered in connection therewith and its performance of the transactions contemplated thereby will not violate any instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to such Borrower.

         (r) Insurance. Each Borrower maintains valid and effective insurance policies, issued by financially sound and reputable insurers, to insure it against all risks usually insured against by persons or entities conducting businesses similar to that of such Borrower in the locality in which such businesses are conducted. Each Borrower has paid all due premiums with respect to all policies of insurance currently maintained by such Borrower.

         (s) Securities Act Registration. Assuming that the representations and warranties of the Lenders contained herein are true, the offer, sale and delivery of the Notes and Warrants in the manner contemplated by this Agreement are each exempt from registration under the Securities Act and are exempt or will be exempt under applicable state securities or Blue Sky laws regulating the issuance or sale of securities upon the timely filing of notices with the appropriate states.

         (t) Business; Compliance with Laws. Each Borrower (i) is in compliance with, in all respects all legal requirements applicable to it and its business and (ii) has all material federal, state, local and foreign governmental licenses and permits (collectively, "Permits") used or necessary in the conduct of its business. Such Permits are in full force and effect, no violations with respect to any thereof are recorded, no legal proceeding is pending or, to the best knowledge of each Borrower, threatened to revoke or limit any thereof.

         (u) Books and Records. The minute books of each Borrower contain complete and accurate records of all meetings and other corporate actions of its shareholders and its board of directors (the board of directors of Parent being herein referred to as the "Board of Directors") and committees thereof. The stock ledger of Parent is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of Parent.

         (v) Employee Benefit Plans. Each employee benefit plan, program, arrangement, practice or contract, whether formal or informal, maintained or contributed to by any Borrower providing current or retirement benefits or compensation to or on behalf of employees or former employees of such Borrower (the "Benefits Plans"), are in compliance in all material respects with the presently applicable laws.

         (w) Small Business Matters. Parent (including the Subsidiaries) is a "small business concern" within the meaning of the Small Business Investment Act of 1958 and the regulations thereunder (the "SBIC Act"), including Title 13, Code of Federal Regulations, ss.121.301. The information set forth in the Small Business Administration Forms 480, 652 and Sections A and B of Form 1031, which have been delivered on or prior to the date hereof to the Lenders regarding the Borrowers is accurate and complete. Parent does not presently engage in, and it shall not hereafter engage in, any activities, nor shall Parent use directly or indirectly the proceeds from the sale of the Notes and Warrants for any purpose for which a Small Business Investment Corporation is prohibited from providing funds by the SBIC Act, including Title 13, Code of Federal Regulations, ss.107.720. Parent acknowledges that it has been declared by each of WPLP, Pacific and Chase that each such entity is a federal licensee under the SBIC Act.

         (x) Information Supplied to the Lenders.

               (i) Neither this Agreement, or the Schedules and Exhibits attached hereto, nor any written document (including the Business Plan attached hereto as Schedule 7(x)), certificate, projection or statement furnished to the Lenders by or on behalf of the Borrowers pursuant to this Agreement contains any untrue statement of a material fact, and none of this Agreement, the Schedules and Exhibits attached hereto or such other written documents, projections, certificates and statements omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact relating to the business, prospects, operations, affairs or conditions of the Borrowers which adversely affects or in the future may, in the reasonable business judgment of the Borrowers, adversely affect the same which has not been set forth in this Agreement or in the Schedules or Exhibits attached hereto or other materials delivered pursuant to this Agreement.

               (ii) The projections contained in the Business Plan are based upon assumptions believed by Borrowers to be reasonable as of the date hereof, however Borrowers give no assurance that the actual operations of Borrowers will conform to such projections.

               (iii) Any disclosure contained in any of the Schedules delivered hereunder, which on its face is clearly and unequivocally applicable to another Schedule to this Agreement, shall be deemed made with respect to such other Schedule.

         (y) Employees. No Borrower has a collective bargaining agreement with any of its employees. There is no labor union organizing activity pending nor, to the best knowledge of any Borrower, threatened with respect to such Borrower. No Borrower is aware that any officer or key employee intends to terminate his or her relationship with such Borrower, nor does any Borrower have any present intention of terminating the employment of any officer or key employee.

         (z) Business operations. Borrowers represent and warrant that Borrowers design, develop, manufacture, and market integrated, high-throughput biochip and proteomic systems and services for analyzing and quantifying biomolecules, such as DNA, RNA, and proteins. Except as set forth on Schedule 7(z) hereto, Borrowers have not, during the five years preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, nor acquired all or substantially all of the assets, capital stock or operating units of any person, nor had a business location at any address other than the addresses set forth in the heading of this Agreement.

         (aa) Collectibility of Accounts Receivable. The accounts receivable of Borrowers which are shown on the August 31, 1999 balance sheet or thereafter acquired by Borrowers are good and collectible at the aggregate recorded amounts thereof (subject to no defense, counterclaim or set-off) except to the extent of the reserves provided for such receivables on such balance sheet and all such accounts receivable arose in the normal course of the business of Borrowers.

         (bb) Inventory. All inventories reflected in the Interim Financial Statements or acquired thereafter (the "Inventories") of each Borrower are usable in the ordinary course of its business, have been recorded in amounts not in excess of the cost for such items and consist solely of inventories of the kind and quality regularly used in the Borrower's business. On the closing date, such Inventories shall be in amounts reasonably related to the normal requirements of the Borrower's business and will be usable and the finished goods Inventories will be readily saleable all in the ordinary course of the Borrower's business.

     8. AFFIRMATIVE COVENANTS. As of the date of this Agreement and continuing until Borrowers' obligations under this Agreement, the Notes, the Warrants, and all Loan Documents are fully performed, including that the Notes are fully paid to Lender, Borrowers shall at all times:

         (a) Financial Statements. Furnish to the Lender the following consolidated and consolidating balance sheets and statements of income and retained earnings of the Borrowers prepared on the accrual basis according to generally accepted accounting principles consistently applied: (1) monthly financial statements containing at a minimum a balance sheet and income statement together with analyses of variances from the annual operating Budget and Business Plan, and such further detail as shall be reasonably requested by Lender from time to time, no later than thirty (30) days after the end of each month, certified as true and correct by an officer of Parent; (2) copies of monthly aging of accounts receivable and/or accounts payable in the form and at the time furnished to the Senior Lender; (3) audited annual financial statements containing balance sheet, statement of earnings, statement of cash flows and notes to financial statements within ninety (90) days of the end of Parent's fiscal year prepared by a big five accounting firm or its successor or an accounting firm which is satisfactory to the Lender accompanied by (i) an unqualified opinion of such firm, and (ii) a certificate from such accounting firm, addressed to the Parent's Board of Directors, stating that in the course of its examination, nothing came to its attention that caused it to believe that there was any default by any Borrower in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of this Agreement or any other material agreement to which any Borrower is a party; (4) such additional information, reports, budgets or statements as the Lender may from time to time reasonably request in connection with this Agreement; and (5) permit, upon reasonable notice, a representative of the Lender to inspect the books, records, budgets, and documents received by the Board of Directors or properties of the Borrowers at reasonable times and to make copies and abstracts of such books and records and any documents relating to such properties, and to discuss the Borrowers' affairs, finances, and accounts with its officers. Borrowers shall also provide to Lenders within five (5) days of request all such information required by Lenders to report to the Small Business Administration the economic impact of Lender's loan to Borrowers. Without Lender's prior written consent, Borrowers shall not modify or change any accounting policies or procedures in effect on the date hereof.

         (b) Payment Of Taxes. Promptly pay all taxes, levies and assessments, and governmental charges upon it, its income, and its properties, due to all local, state and federal agencies. Except to the extent that a Borrower has established a cash reserve and is actively pursuing a tax dispute or appeal, any failure by a Borrower to promptly pay any taxes, levies and assessments due, shall be an event of default.

         (c) Insurance. Maintain adequate fire and extended risk coverage, business interruption, workers disability compensation, public liability, environmental, flood, and such other insurance coverages as may be required by law or as is customary and adequate among businesses in Borrowers' industry engaged in the same or similar activities. All insurance policies shall be in such amounts, upon such terms, in form, and carried with insurers with a "best rating" of B or better or such insurers as are acceptable to Lender. Each Borrower shall provide evidence satisfactory to Lender of all insurance coverages and that the policies are in full force and effect, and for all insurance coverages upon any property which is collateral, the insurance policy shall be endorsed to provide Lender with a standard loss payable clause with not less than thirty (30) days advance written notice to Lender by the insurer of any cancellation or modification of coverage. Any failure by a Borrower to maintain insurance as provided in this Agreement shall be an event of default and Lender may obtain insurance, without obligation to do so, and all amounts so expended by Lender shall be added to the indebtedness or shall be payable on demand, at Lender's option.

         (d) Notice of Adverse Events. Promptly notify the Lender of any actions, suits, proceedings or claims before any court, governmental department, commission, board, bureau, agency or instrumentality, commenced or threatened against the Borrowers involving Twenty-Five Thousand Dollars ($25,000.00) or more or which could otherwise affect the conduct of its business.

         (e) Maintenance. Maintain, preserve, and keep its properties and equipment, whether leased or owned, in good repair and working order and condition, ordinary wear and tear excepted, and will from time to time make all needed and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, and comply with all the federal, state and local laws and regulations including environmental law.

         (f) Board of Directors. Parent shall forward to the Lender copies of all documents given by Parent to its board of directors and shall allow a representative of the Lenders, designated by White Pines Management, L.L.C., to observe the board meetings and provide the Lender with at least seven (7) days notice (one (1) day for special meetings) prior to each and every board meeting. Parent's board of directors must approve the Borrowers' annual operating budget and five year Business Plan and Borrowers shall provide the Lender with a copy of said annual operating budget and five year Business Plan as soon as available and in no event less than five (5) days prior to the beginning of each fiscal year.

         (g) Environmental Compliance/Notices/Indemnity. Strictly comply with all environmental laws applicable to Borrowers' business. Borrowers agree to notify Lender not later than ten (10) days after Borrowers' receipt, of any summons, notice, lawsuit, citation, letter, or other advice received by a Borrower from any Federal, State, or local agency or unit of government or other person, which asserts that a Borrower is in violation of any environmental laws. Borrowers agree to indemnify and hold Lender harmless from all violations by Borrowers of any environmental laws, which indemnity shall include all costs and expenses incurred by Lender, including actual legal fees, which are related to any violation by Borrowers of any environmental laws, whether or not the Loan has been paid at the time any such proceeding, claim, or action is instituted against Lender.

         (h) Maintain Corporate Existence and Due Qualification. Parent shall preserve and maintain its corporate existence and good standing in the State of Delaware and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required. Each Subsidiary shall preserve and maintain its corporate existence and good standing under the laws of the jurisdiction of its incorporation.

         (i) Compliance With All Laws. Comply with all laws, rules and regulations in effect or hereinafter promulgated by any foreign, federal, state or local government, including without limitation all laws pertaining to Borrowers' employees, the violation of which could have a material adverse effect on the business of such Borrower.

         (j) Information From Senior Lender. Provide the Lender (i) within three
(3) days of receipt thereof, copies of any or all notices or information received from the Borrowers' Senior Lender exercising, terminating or accelerating any rights or obligations of Senior Lender or any Borrower contained in any agreements between such parties or expressing the intention or consideration of the Senior Lender to take any such action, and (ii) with the financial statements furnished pursuant to Section 8(a)(1), a summary of any written or oral requests made to the Senior Lender for any waivers, and the response thereto received from the Senior Lender.

         (k) Reports.

               (i) Provide Lender promptly after the sending or filing thereof, copies of all reports, proxy statements and financial statements, if any, which Parent sends to or files with any of its security holders or any securities exchange or the Securities and Exchange Commission or any successor agency thereof.

               (ii) Provide Lender promptly in any event within ten (10) days after receipt, a copy of any management letter or comparable analysis in the event such letter or analysis is prepared by the auditors for the Borrowers.

         (1) Compliance Certificate. Provide the Lender with appropriate certification on an annual basis that the Borrowers are in compliance with all the terms and conditions of this Agreement and that an Event of Default pursuant to Section 10 hereof has not occurred.

         (m) Use of Proceeds. The Borrowers shall use the proceeds of the Loan for working capital and expenses of the transactions contemplated by this Agreement, provided that none of the proceeds of the Loan will be used to repay any existing indebtedness of Borrowers. Borrowers shall give Lenders access to their records to confirm that Borrowers have used the proceeds of the Loan solely for the foregoing purposes. Without limiting the generality of the foregoing, Borrowers shall permit Lenders to conduct a post-closing review within 90 days after the date hereof to assure that the proceeds of the Loan were used for the intended purposes.

         (n) Compliance With ERISA. Comply in all material respects with the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended with respect to each of its federally insured pension plans.

         (o) Patent Applications. Promptly file with appropriate governmental authorities all applications for patents and patent rights as each Borrower in its reasonable discretion, deems necessary or appropriate for the operation of such Borrower's business as now conducted and proposed to be conducted.

         (p) Disclosure. No representation or warranty by Borrowers in any statement, schedule, or certificate to be furnished to the Lender pursuant to this Agreement or the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         (q) Reinstatement of Security Interests. Any secured indebtedness of any Borrower other than to the Senior Lender shall require the holder of such indebtedness to subordinate such indebtedness and the rights under any mortgage, pledge, security interest or other collateral rights securing repayment of such indebtedness, to the obligations of Parent to Lenders under the terms of the Warrants immediately upon notice to Parent of the exercise of the Lender's rights under subsection (K) of the Warrants, including without limitation, such indebtedness as may be evidenced by Promissory Notes issued in accordance with the provisions of subsection (L) of the Warrants. If the Security Agreement and/or the Pledge Agreement have terminated in accordance with their respective terms prior to notice to Borrower of the exercise of Lender's rights under subsection (K) of the Warrants, the effectiveness of such Security Agreement and Pledge Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants immediately upon notice to Borrower of the exercise of Lender's rights under subsection (K) of the Warrants. In the event of continuation or reinstatement of such Security Agreement and Pledge Agreement, Borrowers agree, within three days after demand by Lenders (i) to execute and deliver to Lenders those documents which Lenders determine are appropriate to further evidence (in the public records or otherwise) such continuation or reinstatement (although the failure of Borrowers to do so shall not affect in any way the reinstatement or continuation), and (ii) to cause any secured creditor to execute and deliver to Lenders a subordination agreement reasonably acceptable to Lenders as required by this Section 8(q) . The provisions of this Section 8(q) do not modify in any respect whatsoever the rights of Lenders contained in Section 9(b) of this Agreement.

     9. NEGATIVE COVENANTS. Until the payment in full of the Notes, the Borrowers shall not, except with the prior written consent of the Lender:

          (a) Financial Covenants.

               (i) allow consolidated Tangible Net Worth to be less than negative $5,750,000 during 1999, to be less than negative $7,500,000 at any time during 2000 or at any time thereafter, to be less than negative $6,500,000 as of December 31, 2001 or at any time thereafter, to be less than negative
$2,750,000 as of December 31, 2002 or at any time thereafter, or to be less than $1,250,000 as of December 31, 2003 or at any time thereafter, provided that each of the foregoing amounts shall be decreased by the amount of interest paid in cash (net of any tax savings) on additional funds, if any, loaned to the Borrowers by Lenders pursuant to Section 1(c) of this Agreement. "Tangible Net Worth" shall mean Net Worth less intangible assets. Intangible assets include goodwill, patents, copyrights, development expenses, computer software, mailing lists, trademarks, bond discount and underwriting expenses, organization expenses, and all other intangibles.

               (ii) allow consolidated Long-Term Debt to be greater than $15,500,000 at any time during 1999, to be greater than $16,500,000 at any time during 2000, to be greater than $17,500,000 at any time during 2001, to be greater than $21,500,000 at any time during 2002 or 2003, or to be greater than $18,500,000 as of December 31, 2003 or at any time thereafter, provided that each of the foregoing amounts shall be increased by the amount, if any, of additional funds loaned to Borrowers by Lenders pursuant to Section 1(c) of this Agreement. "Long-Term Debt" shall mean the sum of (x) all bank debt, (y) all liabilities classified as long-term in accordance with generally accepted accounting principles, and (z) the current portion of any liabilities encompassed by "(y)"

          (b) Liens and Indebtedness. Pledge, mortgage or otherwise encumber, or subject to or permit to exist upon or be subjected to any lien, security interest or charge, any asset or any property of any kind or character at any time owned by the Borrowers, except: (1) liens for taxes not yet due which are being contested; (2) purchase money security interests incidental to the conduct of its business, and (3) liens and encumbrances granted to Borrowers' Senior Lender.

          (c) Dividends, Distributions; Capital Structure. Parent shall not purchase or retire any of its shares without Lender's prior written consent. Parent shall not declare any dividends on, or make any other distributions with respect to, any shares of its capital stock or apply any of its property or assets to the purchase, redemption, or other retirement of any shares of any class of its capital stock, or set apart any sum for any such payments.

          (d) Stock. Except for (i) the shares issuable upon conversion of outstanding shares of preferred stock of Parent, and (ii) the shares presently subject to existing employee and director stock option plans, issue or sell any additional shares of capital stock, whether common or preferred, either directly or indirectly to any affiliate, shareholder, director, officer, employee or any close relative thereof. "Close relative" means parent, child, sibling, spouse, father-in-law, mother-in-law, son in-law, brother-in-law, daughter-in-law, or sister-in-law.

          (e) Leases. Enter into any arrangement providing for the leasing by a Borrower of any real or personal property previously owned by such Borrower if any portion of the lease obligation does not constitute "Long-Term Debt" for purposes of Section 9(a)(ii) hereof.

          (f) Environmental. Allow the real property owned or leased by a Borrower to be used to store, use, or otherwise handle any hazardous or toxic substance or other contaminants, except in the ordinary course of Borrower's business, nor shall any Borrower allow any oil or gas tanks to be placed on any of its real property, whether owned or leased, or any other similar activities which might result in the raising of environmental issues regarding the property, nor shall any Borrower handle, arrange for transport, deliver for disposal or dispose of (directly or indirectly) any hazardous waste or hazardous substances so as to contaminate any property or give rise to any remediation, clean-up or damage obligation under any statute, rule, regulation, ordinance or other common law.

          (g) Transactions With Insiders Or Related Companies. Other than transactions between or among Parent and Subsidiaries, no Borrower shall, directly or indirectly:

               (i) enter into any transaction, agreement or arrangement with any shareholder, director, employee, officer or affiliate of a Borrower, or any close relative of any shareholder, director, officer or affiliate of a Borrower, on terms and conditions any less favorable to such Borrower than those which could have been obtained from a party which was not such a shareholder, director, officer or affiliate or close relative; or

               (ii) make any advance or loan which exceeds Ten Thousand and 00/100 ($10,000) Dollars or which extends for a period longer than one (1) year, to any affiliate, or any shareholder, director, officer or employee thereof, or to any close relative of the foregoing, or to any trust of which any of the foregoing is a beneficiary, or guaranty any indebtedness for any of the foregoing, provided that the foregoing shall not preclude the execution and delivery by employees of their promissory notes for the purchase price of shares of common stock upon exercise of options under the stock option plans of Parent.

          (h) Nature Of Business. Engage in any business other than those which Borrowers currently conduct or as contemplated by the Business Plan.

          (i) Change In Management. Cause or permit Jeffrey S. Williams to cease serving as President and Chief Executive Officer of Parent.

     10. EVENTS OF DEFAULT. The occurrence of any of the following events which shall not be cured by Borrowers within fifteen (15) days after notice to Borrowers from Lender of such event shall constitute an "Event of Default" under this Agreement; provided that no such notice shall be required with respect to subparagraph "(a)" below, Failure To Pay Amounts Due.

          (a) Failure To Pay Amounts Due. Any fees or any principal or interest on any indebtedness to Lender is not paid within two business days of when due;

          (b) Misrepresentation; False Financial Information. Any warranty or representation of Borrowers in connection with or contained in this Agreement, the Loan Documents, any certificate, document or financial or other statement now or hereafter furnished to the Lender by or on behalf of the Borrowers, is false or misleading in any material respect.

          (c) Noncompliance With Lender Agreements. Borrowers shall fail to perform in any material respect any of their obligations, covenants, and agreements under this Agreement, or any other agreement with Lender, including but not limited to the Loan Documents attached hereto as Exhibits.

          (d) Other Creditor Events. Any non-Lender indebtedness of Borrower is declared to be due and payable prior to the stated maturity thereof or the Senior Lender shall give a default notice or effect a standstill period under the terms of any subordination agreement.

          (e) Judgments; Attachments; Tax Liens. There shall be entered against a Borrower or any guarantor, any judgment which materially affects such Borrower's or any guarantor's business, property or financial condition, or if any tax lien, levy, attachment, forfeiture, seizure, garnishment, execution or similar writ or process shall be issued against the Collateral or which materially affects such Borrower's business, property or financial condition, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days after the date thereof.

          (f) Indictment. The institution of any criminal proceeding wherein forfeiture of a material amount of the Borrower's property is a potential penalty.

          (g) Business Suspension, Bankruptcy. Any Borrower or any other obligor shall voluntarily suspend transaction of its business; shall generally not pay debts as they mature; shall make a general assignment for the benefit of creditors; shall file or have filed against such Borrower any reorganization or liquidation under the Bankruptcy Code or under any other State or Federal law for the relief of debtors, or a receiver, trustee or custodian shall be appointed for a Borrower or any other obligor or guarantor for any portion of such Borrower's or other obligor's or guarantor's property, which is not discharged within thirty (30) days after filing.

          (h) Material Adverse Change. Any material adverse change in Borrowers' business, property or financial condition has occurred or is imminent, or if the Collateral value or Lender's rights therein are materially impaired in any way.

          (i) Hazardous Material. Any Borrower handles, uses, stores, delivers for disposal, disposes of, transports or arranges for the transportation of any waste, whether hazardous or not, in any manner which is not in compliance with applicable laws, rules, regulations, ordinances or the common law, or which contaminates any property or gives rise to any remediation or clean-up obligation under any law, rule, regulation, ordinance or the common law; or a Borrower contaminates any real property owned by it or any other property, or its real property is used to handle, treat or store, or become contaminated (including without limitation contamination of soil, ground water and service water located on, in or under the real property) with, pollutants or any other substances which handling, treatment, storage or contamination may give rise to remediation or clean up obligation with respect to its real property or the property of others under any law, rule, regulation, ordinance or the common law; or its real property or any property to which a Borrower delivers for disposal, disposes of, transports or arranges for transport (directly or indirectly) any waste is listed on the National Priority List or any state listing which identifies sites for remedial cleanup or investigatory action.

          (j) Use Of Proceeds. Any diversion by Borrowers of the proceeds of Lenders' Loan from the uses specified in Section 8(m) without Lenders' prior written consent.

     11. REMEDIES ON DEFAULT.

          (a) Acceleration. Upon the occurrence of any Event of Default, the Loan (with accrued interest thereon), and all other amounts owing to the Lender under this Agreement and the Note, and all other indebtedness to Lender may, at the option of Lender, and without demand or notice of any kind, be declared to be immediately due and payable.

          (b) Remedies Cumulative. The remedies provided for in this Agreement are cumulative and not exclusive, and Lender may exercise any remedies available to it at law or in equity, and as are provided in this Agreement, the Loan Documents, and any other agreement between any Borrower and Lender.

          (c) No Waiver. No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with the Lender's right to at any time, before or after any Event of Default, demand strict adherence to the terms of this Agreement and the related documents.

     12.  OTHER CONSIDERATION TO LENDERS.

          (a) Closing Fee. Upon closing the portion of the Loan provided for in
Section 1(a) hereof, Borrower shall pay to Lenders a closing fee in the amount of $61,250. Upon closing any portion of the Loan provided for in Section 1(c) hereof, Borrower shall pay to Lenders a closing fee equal to one and three quarters (1-3/4%) percent of such additional amount of the Loan.

          (b) Expenses. Borrowers agree to pay on demand all out-of-pocket expenses of the Lenders incurred in connection with making the Loan, including the actual reasonable fees and expenses of its counsel, expenses incurred in due diligence activities, lien searches and credit reviews, in connection with the preparation of this Agreement and the supporting documentation, provided that the amount of such expenses which Borrowers shall be required to reimburse shall not exceed (i) $2,500 of expenses of Lenders, (ii) $15,000 of fees and expenses payable to third parties by Lenders, and (iii) legal counsel fees incurred in connection with (x) any change in the terms and provisions of the transaction as compared to those set forth in the letter of intent dated September 23, 1999 (including any such changes or additions required by any of the "Other Investors" referred to in the letter of intent), and (y) any changes to or additional provisions in the April 1999 Loan Documents other than those required as a direct consequence of the transaction contemplated by and under the terms specified in such letter of intent.

          (c) Repurchase of Securities Upon Declination of Sale of Borrower. If at any time following April 23, 2004, Borrowers or any of the shareholders, officers, directors, employees, or agents of Parent receive a bona-fide offer from any third party for (i) the purchase of all or substantially all of the assets and properties of Parent, (ii) the purchase of 50% or more of the outstanding common stock of Parent, or (iii) the merger or consolidation of Parent with another person or persons (collectively, the "Offer"), Borrowers shall give Lenders prompt written notice of the Offer and its terms and the identity of the person making such Offer. Borrowers shall also advise the Lenders whether Parent, or shareholders owning a majority of the outstanding common stock of Parent, as the case may be, intend to accept such Offer. Within 30 days after receipt of such notice, each Lender may notify Parent that it is requesting that Parent, or shareholders owning a majority of the outstanding common stock of Parent, as the case may be, accept, or cause Parent to accept, such Offer. If Parent, or shareholders owning a majority of the outstanding common stock of Parent, as the case may be, does not accept the Offer and close the transaction contemplated thereby, each Lender may, within 180 days after such Offer shall have terminated or been revoked, or the transaction contemplated thereby terminated or abandoned, give Parent written notice of demand by such Lenders that Borrowers promptly purchase all of the Warrants or shares of common stock issued upon exercise of the Warrants, and any other securities of Parent acquired by Lenders pursuant to this Agreement, held by such Lender, and Borrowers shall purchase such securities within 30 days after the date of such demand. The consideration that the Borrowers shall pay to the Lender for the repurchased securities shall be each Lender's prorata part of the total consideration presented as part of the Offer, provided, however, that if the Offer included consideration other than cash or promissory notes payable in cash, Borrowers shall pay each Lender in cash the fair market value of each Lender's prorata part of such non-cash consideration, with such fair market value to be determined by an appraiser selected by Parent and acceptable, in their sole discretion, to a majority of the Lenders who made such demand. Borrowers shall pay the costs and fees of the appraiser.

          (d) Exchange of Securities. If at any time, or from time to time, hereafter and prior to November 1, 2000, Parent shall issue any equity securities having an aggregate purchase price in excess of $5,000,000 (exclusive of any securities issued to Lenders pursuant to Section 1(c) hereof) , then each Lender which shall not have exercised its Warrants in whole or in part, at such Lender's sole option and discretion, shall have the right to require Parent to issue to such Lender the type and amount of securities which would have been issued to such Lender had the Loan of such Lender instead been a part of the transaction, or the transaction of such Lender's choice if there was more than one transaction, pursuant to which Parent issued such equity securities. Concurrently with delivery to such Lender of such securities, the Lender shall deliver to Parent its Note marked as "paid" and its Warrants marked as "cancelled". Any Lender may exercise its rights under this
Section 12(d) by notice to Parent given on or prior to the latest of (i) the closing date of the transaction as a result of which the aggregate purchase price of equity securities issued by Parent subsequent to the date hereof (exclusive of any securities issued to Lenders pursuant to Section 1(c) hereof) shall first exceed $5,000,000, (ii) twenty (20) days after Parent shall have delivered to Lenders the letter of intent, if any, relating to the proposed transaction and a draft of the proposed definitive agreement, and (iii) five (5) days after Parent shall have delivered to Lender (x) the final form of definitive agreement (including all schedules and exhibits thereto) to be executed to implement such transaction, and (y) the most recent available financial statements of Parent.

     13. REPRESENTATIONS AND WARRANTIES OF LENDER. Each Lender represents and warrants to Parent, only as to itself, as follows:

          (a) Investment. The Lender is acquiring the Note and Warrants for its own account, for investment purposes, without a view to or for resale in connection with, any distribution thereof.

          (b) Transfers. The Lender understands that since the Note, Warrants and shares of common stock purchaseable upon exercise of the Warrants have not been registered under the Securities Act of 1933 (the "Securities Act") or applicable state securities laws, the Lender must bear the economic risk of an investment in such securities for an indefinite period of time unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. In that regard, the Lender has been advised that:

               (i) Parent's obligations to register such securities under the Securities Act or any Blue Sky Laws are limited as set forth in the Registration Rights Agreement dated April 23, 1999, as amended.

               (ii) Parent is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and Rule 144 is not presently available for public release of the securities. It acknowledges that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

          (c) Accredited Investor. Lender is an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          (d) Restrictive Legend. The Lender agrees that the documents representing the securities will bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

          (e) Sophistication. By reason of the Lender's or the Lender's offeree representative's knowledge and experience in financial and business matters in general, and investments of this type in particular, the Lender is capable of evaluating the merits and risks of any investment in the Notes and Warrants.

          (f) Legal Investment. Subject to the accuracy of the representations and warranties of Borrowers set forth in this Agreement, each Lender's purchase of the Note and Warrants hereunder will, at the time of the Closing, be legally permitted by all laws and regulations to which such Lender is subject.

     14. MISCELLANEOUS. The following miscellaneous provisions shall apply:

          (a) Rights Cumulative; Waivers. This Agreement and all of the covenants, warranties, and representations of the Borrowers and all of the powers and rights of the Lender hereunder shall be in addition to and cumulative of all other covenants, representations, and warranties of the Borrowers, and all other rights and powers of the Lender contained in, or provided for in, any other instrument or document now or hereafter executed and delivered by the Borrowers to or in favor of the Lender. No waiver or consent shall be effective as against the Lenders unless the same is in writing and signed by Lenders owning not less than two-thirds of the Warrants (or shares of common stock of Parent issued upon exercise of the Warrants) issued pursuant to this Agreement. Any waiver or consent effected in accordance with this Section 14(a), including any waiver of an Event of Default, shall be binding upon each Lender. No such waiver or consent shall extend to or affect any obligation or right except to the extent expressly provided for therein.

          (b) Notices. Any and all notices provided for in this Agreement shall be given in writing by registered or certified mail, return receipt requested and shall be deemed to have been given when mailed, and shall be addressed as follows:

As to WPLP:
White Pines Limited Partnership I
2401 Plymouth Road, Suite B
Ann Arbor, MI 48105

As to Pacific:
Pacific Capital, L.P.
2401 Plymouth Road, Suite B
Ann Arbor, MI 48105

As to Bund, Yocum, Volunteer,
Kalish, Boyle, Kantner and
   Williams
White Pines Management, L.L.C.
2401 Plymouth Road, Suite B
Ann Arbor, MI 48105

and with a copy to:

Mr. Perry M. Kantner
Kantner and Associates
661 Airport Blvd., Suite 2A
Ann Arbor, MI 48108

As to Borrowers:
Genomic Solutions, Inc.
4355 Varsity Drive, Suite E
Ann Arbor, MI 48108

As to Chase:
Chase Venture Capital
Associates, L.P.
380 Madison Avenue, 12th Floor
New York, NY 10017

As to American:
American Healthcare Fund II
4430 Arapahoe Avenue, Ste. 220
Boulder, CO 80303

As to Mackowski-CA:
J. Matthew Mackowski
275 Post Street, Suite 600
San Francisco, CA 94108

As to Shepler:
Robert G. Shepler
275 Post Street, Suite 600
San Francisco, CA 94108

As to Mackowski-FL
John J. Mackowski
1506 Birkdale Lane
Ponte Verde Beach, FL 32082

As to Grove:
Grove Investment Partners
336 Essex Road
Kenilworth, IL 60043

As to Kent:
Lawrence J. Kent
404 E. Lancaster Ave.
Wayne, PA 19087

As to JWilliams:
Jeffrey S. Williams
7049 Suncrest Drive
Saline, MI 48176

As to Auton:
Kevin A. Auton
42 Croftfield Road
Godmanchester
Huntingdon, Cambridgeshire
PE18 8ED

As to Jakimcius:
Andrew A. Jakimcius
1096 Heritage Drive
Saline, MI 48176

As to Kurek:
Michael P. Kurek
2720 Holyoke Lane
Ann Arbor, MI 48103

As to Richvalsky:
Steven J. Richvalsky
12215 Deer Creek Drive
Plymouth, MI 48170

          (c) Reimbursement For Expenses. Borrowers agree to pay and reimburse the Lender upon demand for all expenses and costs paid or incurred by the Lender of any nature, whether incurred in or out of court, and whether incurred before or after all sums due pursuant to this Agreement shall become due, at their maturity date or otherwise, including but not limited to reasonable actual attorneys fees and costs, which Lender may deem necessary or proper in connection with the administration or satisfaction of the indebtedness, including the amending of this Agreement or the Loan Documents or providing any consent, or waiving any provision contained herein or therein, or the supervision, preservation, protection of (including but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral, or incurred in any bankruptcy, arrangement, or reorganization proceeding involving any Borrower. Any and all indebtedness owing by the Lender to the Borrowers may at any time without notice or demand be offset and applied to any indebtedness or liability of the Borrowers to the Lender, whether or not then due.

          (d) Binding Effect. This Agreement shall be binding upon the Borrowers and their respective successors, and legal representatives, provided however, that Borrowers cannot assign or transfer their rights or obligations under this Agreement without Lender's prior written consent. This Agreement shall inure to the benefit of the Lenders and to the benefit of their respective heirs, legal representatives, successors and assigns including any subsequent holder or holders of the Note, the Warrants or any interest therein.

          (e) Generally Accepted Accounting Principles. All computations and determinations of the income, assets and liabilities of the Borrowers for the purpose of this Agreement shall be made in accordance with United States generally accepted principles of accounting consistently applied, except as may be otherwise specifically provided herein.

          (f) No Partnership Or Joint Venture Established. Nothing contained in this Agreement or any other Loan Document, and no action taken by the Lender pursuant hereto or thereto shall be deemed to create a partnership, joint venture or other entity or business relationship between the Lender and the Borrowers except that created in a conventional commercial loan transaction. It is acknowledged by the Borrowers that the Lender asserts no dominion or control over the business operations of the Borrowers other than for purposes of monitoring its business operations to protect their interest in the Collateral as a secured creditor of the Borrowers.

          (g) Governing Law; Jurisdiction. This Agreement and the related documents shall be interpreted and the rights of the parties determined under the laws of the State of Michigan without regard to its conflict of law principles. Each Borrower expressly submits to the jurisdiction and venue in the Federal or state courts of the State of Michigan by process served by mail on such Borrower at the address set forth above. Should any part, term or provision of this Agreement be judged illegal or conflict with any applicable law, the validity of the remaining portion or provisions of this Agreement shall not be affected.

          (h) Further Action. Each Borrower agrees, from time to time, upon Lender's request, to make, execute, acknowledge, and deliver to Lender such further and additional instruments, documents and agreements, to take such further action as reasonably may be required to carry out the intent and purpose of this Agreement and repayment of the loans.

          (i) Writings Constitute Entire Agreement; Modifications Only In Writing. This Agreement, the related documents and all other written agreements between Borrowers and Lender, constitute the entire Agreement of the parties, and there are no other agreements, express or implied. This Agreement supersedes any and all commitment letters or term sheets heretofore issued in connection with this Loan. None of the parties shall be bound by anything not expressed in writing, and neither this Agreement, the related documents, nor any other agreement can be modified except by a writing executed by Borrowers and by Lenders owning not less than two-thirds of the Warrants (or shares of common stock of Parent issued upon exercise of the Warrants) issued pursuant to this Agreement. Any modification effected in accordance with this Section 14(i) shall be binding upon each Lender.

          (j) Survival Of Terms, Representations And Warranties. The terms and conditions of this Agreement as well as the Representations and Warranties contained herein shall survive the closing of this financing transaction.

          (k) Jury Trial Waivers. Each Borrower does knowingly, voluntarily and intelligently waive its constitutional right to a trial by jury with respect to any claim, dispute, conflict, or contention, if any, as may arise under this Agreement or under the related documents, and agree that any litigation between the parties concerning this Agreement and the related documents shall be heard by a court of competent jurisdiction sitting without a jury. Each Borrower does hereby confirm to Lender that it has reviewed the effect of this waiver of jury trial with competent legal counsel of its choice, or been afforded the opportunity to do so, prior to signing this Agreement and the related documents, and each acknowledge and agree that Lender is relying upon this waiver in extending the Loans to Borrowers.

          (1) Indemnification. Each Borrower hereby agrees to indemnify and hold harmless the Lenders and their affiliates and their respective partners, officers, directors, employees, agents and representatives against any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (including reasonable legal and accounting fees and expenses related thereto or incurred in enforcing this Section 14(l), but excluding punitive damages) arising from the untruth, inaccuracy or breach of any of the representations, warranties, covenants or agreements of the Borrowers contained in this Agreement or any Loan Documents or any facts or circumstances constituting any such untruth, inaccuracy or breach, or any such breach resulting from the Borrowers' operation of its business.

          (m) Lender's Assignment. The rights of Lender and its assigns hereunder shall not be impaired by Lender's sale, hypothecation or rehypothecation of any Note of the Borrowers or any item of the collateral or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Lender may grant with respect to the indebtedness or any part thereof or (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect to the collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser assignee, transferee or pledgee of this Agreement, the Note, the Warrants, the Security Agreement, Subordination Agreements, Financing Statements, Collateral, and any other document (or any of them), sold, assigned, transferred, pledged or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Agreement as if said purchaser, assignee, transferee, or pledgee were originally named as Lender in said documents.

          (n) Brokers. No Borrower has made any commitment or otherwise incurred any obligation to pay any commission to any broker or finder in connection with the transaction provided for in this Agreement.

          (o) Counsel for Certain Lenders. Each of Chase, American, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky hereby confirms that it has reviewed this Agreement and the Loan Documents with competent legal counsel of its choice, or been afforded the opportunity to do so, prior to signing this Agreement and the related documents, and each acknowledge and agree that such Lender is not relying upon Kantner and Associates as its counsel in connection with this Agreement.

     15. CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Lenders, Borrowers and their respective agents have participated in the preparation hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

LENDERS:                                     BORROWERS:


WHITE PINES LIMITED PARTNERSHIP I            GENOMIC SOLUTIONS, INC.
By:  White Pines G.P., L.L.C.,
     its general partner



By: /s/ Frederick L. Yocum                   By: /s/ Jeffrey S. Williams
    ----------------------------                 -----------------------
    Frederick L. Yocum, Chairman                 Jeffrey S. Williams
                                                               President
PACIFIC CAPITAL, L.P.
By:  WP Pacific G.P., L.L.C.                 GENOMIC SOLUTIONS, LTD.
     a general partner


By: /s/ Frederick L. Yocum                   By:  /s/ Jeffrey S. Williams
    ----------------------------                  -----------------------------
    Frederick L. Yocum, Chairman

IAN R. N. BUND                               GENOMIC SOLUTIONS, K.K.
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C.
RONALD G. KALISH LIVING TRUST U/A/D          By: Jeffrey S. Williams
   SEPTEMBER 9, 1997                             ------------------------
McDONALD INVESTMENTS INC. CUSTODIAN
   FBO DANIEL J. BOYLE IRA ROLLOVER
   ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
   PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
By:  White Pines Management, L.L.C.
     a Michigan limited liability
     company, attorney-in-fact


By:  /s/ Frederick L. Yocum
     -------------------------------
     Frederick L. Yocum Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:  /s/ Damion Wicker
     -------------------------------

AMERICAN HEALTHCARE FUND II, L.P.

By:  Capital Health Venture Partners
     Its General Partners

By:  /s/ Dan J. Mitchell
     -------------------------------
     Dan J. Mitchell
     General Partner

/s/ J. Matthew Mackowski
------------------------------------
J. MATTHEW MACKOWSKI

/s/ Robert O. Shepler
------------------------------------
ROBERT O. SHEPLER

John J. Mackowski
------------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By: /s/ John R. Kerr
    --------------------------------

/s/ Lawrence J. Kent
------------------------------------
LAWRENCE J. KENT

/s/ Jeffrey S. Williams
------------------------------------
JEFFREY S. WILLIAMS

/s/ Kevin A. Auton
------------------------------------
KEVIN A. AUTON

/s/ Andrew A. Jakimcius
--------------------------------------
ANDREW A. JAKIMCIUS


/s/ Michael P. Kurek
--------------------------------------
MICHAEL P. KUREK


/s/ Steven J. Richvalsky
--------------------------------------
STEVEN J. RICHVALSKY

                   AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

         THIS AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT is made this 28th day of October 1999 by and among Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (hereinafter referred to as "Parent"), Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgshire, England PE193TP (sometimes hereinafter referred to as "Genomic UK"), Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2--chome, Shinagawa-ku, Tokyo 141-0022, Japan (sometimes hereinafter referred to as "Genomic Japan") (Genomic UK and Genomic Japan each sometimes hereinafter being referred to as a "Subsidiary" and sometimes hereinafter collectively referred to as the "Subsidiaries", and each of Parent, Genomic UK and Genomic Japan sometimes hereinafter referred to as "Borrower", a "Borrower" or the "Borrower" and collectively sometimes referred to as the "Borrowers"), White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund Smith Barney Prototype PS Plan Account #206-08291-12445, P.O. Box 2022, Bloomfield Hills, Michigan 48303 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), McDonald Investments Inc. Custodian FBO S. Sterling McMillan III IRA Rollover Account #85362191, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "McMillan"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), ROBERT G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay

Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), Lois F. Marler, 48951 Fox Drive South, Plymouth, Michigan 48170 (hereinafter referred to as "Marler"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), National City Bank of MI/IL, Custodian FBO Herbert S. Amster IRA Rollover Account dated June 12, 1991 Account #MI-1491-00-4, 101 National City Bank, 101 S. Main Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Amster"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 555 East William Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Kantner") and Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, McMillan, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Marler, Boyle, Amster, Kantner and Williams each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders").

                                    RECITALS

     1. Borrowers and Lenders entered into the Business Loan Agreement dated April 23, 1999 (hereinafter referred to as the "Agreement").

     2. Borrowers, certain Lenders and others are entering into a Business Loan Agreement of even date herewith (hereinafter referred to as the "October 1999 Loan Agreement").

     3. All capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement or the October 1999 Loan Agreement.

     4. Borrowers and Lenders wish to amend the Agreement solely in the respects hereinafter expressly set forth.

     NOW THEREFORE, in consideration of the original execution of the Agreement and of the mutual covenants and agreements hereinafter set forth, Borrowers and Lenders agree that the Agreement is hereby amended in the following respects:

     1. Lenders acknowledge that the requirements of Section 3(d) of the Agreement have been satisfied such that no amendment of the Warrants shall be made provided that:

          a) Parent shall continue to use its best efforts to obtain from the holder of the Series M Preferred Stock a declaration that the shares of common stock described in subsection G(i) of the Warrants are "Excluded Stock" for purposes of determining whether any adjustment shall be made to the conversion price of the Series M Preferred Stock by reason of the issuance of additional securities of Parent, and

          b) if such declaration is not obtained from the holder of the shares of Series M Preferred Stock, then any additional shares of common stock of Parent issued to the holder of the Series M Preferred Stock upon conversion thereof by reason of an adjustment to the conversion price of the Series M Preferred Stock resulting from the issuance of any of the additional securities of Parent described in subsection G(i) of the Warrants shall be considered "Additional Shares of Common Stock" issued without consideration for purposes of subsection F of the Warrants.

     2. Section 9(a) is hereby amended to read in its entirety as follows:

          (a)  Financial Covenants.

                 (i) allow consolidated Tangible Net Worth to be less than negative $5,750,000 during 1999, to be less than negative $7,500,000 at any time during 2000 or at any time thereafter, to be less than negative $6,500,000 as of December 31, 2001 or at any time thereafter, to be less than negative $2,750,000 as of December 31, 2002 or at any time thereafter, or to be less than $1,250,000 as of December 31, 2003 or at any time thereafter, provided that each of the foregoing amounts shall be decreased by the amount of interest paid in cash (net of any tax savings) on additional funds, if any, loaned to the Borrowers pursuant to Section l(c) of the October 1999 Loan Agreement. "Tangible Net Worth" shall mean Net Worth less intangible assets. Intangible assets include goodwill, patents, copyrights, development expenses, computer software, mailing lists, trademarks, bond discount and underwriting expenses, organization expenses, and all other intangibles.

                 (ii) allow consolidated Long-Term Debt to be greater than $15,500,000 at any time during 1999, to be greater than $16,500,000 at any time during 2000, to be greater than 17,500,000 at any time during 2001, to be greater than $21,500,000 at any time during 2002 or 2003, or to be greater than $18,500,000 as of December 31, 2003 or at any time thereafter, provided that each of the foregoing amounts shall be increased by the amount, if any, of additional funds loaned to Borrowers pursuant to Section l(c) of the October 1999 Loan Agreement. "Long-Term Debt" shall mean the sum of (x) all bank debt, (y) all liabilities classified as long-term in accordance with generally accepted accounting principles, and (z) the current portion of any liabilities encompassed by "(y)".

     3.   The following is hereby added as a new Section 12(d) to the Agreement:

          (d) Exchange of Securities. If at any time, or from time to time, hereafter and prior to November 1, 2000, Parent shall issue any equity securities having an aggregate purchase price in excess of $5,000,000 (exclusive of any securities issued to the parties to the October 1999 Loan Agreement pursuant to Section l(c) thereof), then each Lender which shall not have exercised its Warrants in whole or in part, at such Lender's sole option and discretion, shall have the right to require Parent to issue to such Lender the type and amount of securities which would have been issued to such Lender had the Loan of such Lender instead been a part of the transaction, or the transaction of such Lender's choice if there was more than one transaction, pursuant to which Parent issued such equity securities. Concurrently with delivery to such Lender of such securities, the Lender shall deliver to Parent its Note marked as "paid" and its Warrants marked as "cancelled". Any Lender may exercise its rights under this Section 12(d) by notice to Parent given on or prior to the latest of (i) the closing date of the transaction as a result of which the aggregate purchase price of equity securities issued by Parent subsequent to the date hereof (exclusive of any securities issued to the parties to the October 1999 Loan Agreement pursuant to Section l(c) thereof) shall first exceed $5,000,000, (ii) twenty (20) days after Parent shall have delivered to Lenders the letter of intent, if any, relating to the proposed transaction and a draft of the proposed definitive agreement, and (iii) five (5) days after Parent shall have delivered to Lender (x) the final form of definitive agreement (including all schedules and exhibits thereto) to be executed to implement such transaction, and (y) the most recent available financial statements of Parent.

     4. The date "February 28, 1998" which appears in Section 7(i)(a)(ii) of the Agreement is hereby corrected to be "February 28, 1999".

     5. Except as expressly set forth herein, the Agreement remains in full force and effect and shall not be affected in any manner whatsoever by this Amendment No. 1.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Business Loan Agreement as of the day and year first written above.

LENDERS:                                   BORROWERS:


WHITE PINES LIMITED PARTNERSHIP I          GENOMIC SOLUTIONS, INC.
By: White Pines G.P., L.L.C.,
    its general partner


By: Frederick L. Yocum                     By: Jeffrey S. Williams
   ------------------------------             -----------------------------
   Frederick L. Yocum, Chairman               Jeffrey S. Williams
                                              President



PACIFIC CAPITAL, L.P.                      GENOMIC SOLUTIONS, LTD.
By:  WP Pacific G.P., L.L.C.,
     a general partner


By: Frederick L. Yocum                     By: Jeffrey S. Williams
   ------------------------------             -----------------------------
   Frederick L. Yocum, Chairman


IAN R. N. BUND SMITH BARNEY
   PROTOTYPE PS PLAN ACCOUNT
   #206-08291-12445                        GENOMIC SOLUTIONS, K.K.
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
MCDONALD INVESTMENTS INC. CUSTODIAN
      FBO S. STERLING MCMILLAN III IRA
      ROLLOVER ACCOUNT #85362191           By: Jeffrey S. Williams
RONALD G. KALISH LIVING TRUST U/A/D           -----------------------------
   SEPTEMBER 9, 1997
LOIS F. MARLER
MCDONALD INVESTMENTS INC. CUSTODIAN
   FBO DANIEL J. BOYLE IRA
   ROLLOVER ACCOUNT #85314893
NATIONAL CITY BANK OF MI/IL CUSTODIAN
   FBO HERBERT S. AMSTER IRA
   ROLLOVER ACCOUNT DATED JUNE 12, 1991
   #MI-1491-00-4
KANTNER AND ASSOCIATES PROFIT SHARING
   PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By: White Pines Management, L.L.C.,
    a Michigan limited liability
    company, attorney-in-fact

By: Frederick L. Yocum
   ------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.


By:/s/ Damian E. Wicker
   --------------------------------

AMERICAN HEALTHCARE FUND II, LP

By:Capital Health Venture Partners
   Its General Partner
   /s/ Dan J. Mitchell
   --------------------------------
   Dan J. Mitchell
   General Partner

/s/ J. Matthew Mackowski
-----------------------------------
J. MATTHEW MACKOWSKI

/s/ Robert G. Shepler
-----------------------------------
ROBERT G. SHEPLER

/s/ John J. Mackowski
-----------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By:/s/ John K. Kerr
   --------------------------------

                                                                  Attachments to
                                                                  Exhibit 10.4




Ex-10.4 Additional information to Business Loan Agreement among Genomic
        Solutions and certain of it's Warrantholders, dated October 28, 1999

                                   EXHIBIT A

                                PROMISSORY NOTE

THE RIGHTS OF THE HOLDER OF THIS NOTE TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PAYMENT OF ALL OBLIGATIONS OF MAKER OR OBLIGOR TO COMERICA BANK, AND ITS SUCCESSORS AND ASSIGNS, UNDER THE TERMS OF THE SUBORDINATION AGREEMENT DATED OCTOBER 28, 1999 EXECUTED BY GENOMIC SOLUTIONS, INC., THE PAYEE OF THIS NOTE, ET AL.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                           P R O M I S S O R Y  N O T E

$                                                            Ann Arbor, Michigan
                                                             October 28, 1999

     FOR VALUE RECEIVED, Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgeshire, England PE193TP and Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan, jointly and severally, hereinafter
collectively referred to as "Borrower", promise to pay to the order of       ,
hereinafter called the "Lender," or holder the sum of      ($     ) dollars in
lawful money of the United States of America, with interest at the rate of
percent (12.0%) per annum on all sums at any time unpaid, at    or at such
other place as the holder hereof may designate by written notice to the Borrower, with interest from the date of the disbursement of the loan, until paid.

     The principal and interest shall be payable over five (5) years ("Loan Term") as follows: except as otherwise provided herein for early payment, the principal shall be due and payable on the earliest of (i) October 28, 2004, (ii) the settlement date following the effective date of a registration statement filed by Genomic Solutions, Inc. (hereinafter sometimes referred to as "Parent") with the Securities and Exchange Commission for a public offering and sale of securities of Parent, (iii) the effective date, immediately after the effective time, of any merger or consolidation of Parent, (iv) a transfer of more than

50% of the issued and outstanding common stock of Parent (if immediately after the transfer the transferee has control of Parent), or (v) a sale of substantially all of the assets of Parent. Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 commencing December 31, 1999. On each interest payment date, (i) 7/12ths of the interest payable on such date shall be paid in cash, and (ii) 5/12ths of the interest payable on such date shall be paid by the issuance to Lender of a number of shares of common stock of Parent equal to the amount of such interest divided by the Minimum Company Value, provided that on each scheduled interest payment date, Lender may upon ten (10) days' prior written notice to Parent elect not to receive such payment in shares of common stock of Parent and instead elect to defer payment of 5/12ths of the interest due on such scheduled interest payment date, which amount shall then be added to the outstanding principal balance of this Note with effect as of such payment date. Except as otherwise provided herein for early or accelerated payment, the entire unpaid principal balance plus accrued interest and all other indebtedness shall be due and payable on or before October 28, 2004. Interest shall be calculated on a 365 day basis on the unpaid principal balance for the actual days outstanding. For purposes of the foregoing, "Minimum Company Value" shall be the same amount determined as the Minimum Company Value in accordance with the provisions of the Warrants attached to the Loan Agreement (defined below) as Exhibit B (initially $4.50 per share).

     Parent has granted to Lender a security interest in or lien upon all assets of Parent as described in the Security Agreement and Assignment and Pledge Agreement of even date herewith, and Borrower may hereafter grant a security interest in or lien upon other assets as may be described in any other security agreement, mortgage, or other document executed at any time by the Borrower and delivered to the Lender (herein collectively termed "Collateral") as security for the payment of this Note, and for the payment of all other liabilities, whether direct, indirect, absolute or contingent, now or hereafter existing, due to become due, several or otherwise, of the Borrower to the Lender under the Loan Documents (as defined in the Loan Agreement) (herein termed "Indebtedness").

     Upon an event of default under any security agreement, the Business Loan Agreement dated October 28, 1999 between Lender, Borrower and others (the "Loan Agreement"), or any document given in connection with the Collateral, which event of default is not cured within any applicable grace period, (i) this Note and all Indebtedness shall, at the option of the Lender, become immediately due and payable in full without notice, presentation or demand for payment, all such being hereby waived by the Borrower and in such event, it is agreed that the Lender may exercise all rights and remedies available to it under any security agreement, hypothecation agreement, Loan Agreement, or other agreement relating to or otherwise securing any of the

Indebtedness or, which may be available to Lender under the Uniform Commercial Code as in effect in the State of Michigan or other applicable law, and (ii) this Note shall thereafter bear interest at the rate of sixteen percent (16%) per annum until such default is cured. Delay or forbearance by the Lender in the exercise of any right granted hereunder shall not operate as a waiver thereof.

     A late payment fee in the amount of five percent (5.0%) of the installment due and owing will be assessed against the Borrower in the event the payment required hereunder is received by the Lender more than ten (10) days after the due date.

     Provided that all interest payments on this Note shall then be current, Borrower may prepay this Note in whole at any time or in part from time to time. Upon any payment of the principal of this Note in whole or in part prior to October , 2004, including as a result of this Note becoming immediately due and payable at the option of the Lender in accordance with the terms of this Note, Borrower shall pay a premium equal to the following sums:

     (i) on amounts prepaid prior to October 29, 2000 - five percent (5%) of amounts prepaid;

     (ii) on amounts prepaid after October 28, 2000 but prior to October 29, 2001, four percent (4%) of amounts prepaid;

     (iii) on amounts prepaid after October 28, 2001 but prior to October 29, 2002, three percent (3%) of amounts prepaid;

     (iv) on amounts prepaid after October 28, 2002 but prior to October 29, 2003, two percent (2%) of amounts prepaid;

     (v) on amounts prepaid after October 28, 2003, one percent (1%) of amounts prepaid,

provided however that (x) if such payment of this Note is a condition imposed by parties purchasing not less than $10,000,000 of common stock or preferred stock of Parent, the premium payable upon payment of this Note in whole or in part prior to October 29, 2000 shall be 2-1/2% instead of 5%, and (y) no premium shall be payable if the value of Borrower, implicit in the price at which shares of common stock of Parent are sold in a public offering pursuant to a registration statement, or the price applicable in any merger or consolidation of Parent or the transfer of more than 50% of the issued and outstanding common stock of Parent or the sale of substantially all of the assets of Parent, shall exceed $50,000,000, and if the prepayment of this Note shall occur by reason of such event. This Note is one of various promissory notes executed and delivered by Borrower pursuant to the Loan Agreement. Borrower shall not prepay this Note in whole or in part unless Borrower shall concurrently prepay in whole or a prorata part of all other promissory notes originally executed and delivered by Borrower on the same date as this Note.

     Notwithstanding any provision to the contrary, it is the intent of the Lender and Borrower that neither the Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged, or reserved until such time as that interest, together with all other interest then payable, falls within the applicable maximum lawful rate of interest. In the event the Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to the Borrower.

     Borrower hereby waives presentment, demand, protest and notice of dishonor and agrees that Borrower shall not be released or discharged by reason of any release, sale or non-action with respect to the Collateral or other undertakings securing this Note.

     The security rights of Lender and its assigns shall not be impaired by Lender's sale, hypothecation, or rehypothecation of any Note of the Borrower or any item of the Collateral, or by any indulgence, including but not limited to:
(i) Any renewal, extension, or modification which Lender may grant with respect to the Indebtedness or any part thereof, (ii) Any surrender, compromise, release, renewal, extension, exchange, or substitution which Lender may grant in respect to the Collateral, or (iii) any indulgence granted in respect of any endorser, co-maker, guarantor or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, any guarantee, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all Loan Documents of the undersigned to Lender, as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Note and in the Loan Documents.

     This Note shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan without regard to its conflict of laws principles. Borrower expressly submits to the jurisdiction and venue in the Federal or state courts of the State of Michigan by process served by mail on Borrower at the address set forth above.

     This Note has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

     IN WITNESS WHEREOF, this Note has been executed by the duly authorized officers of the Borrower.

                                        GENOMIC SOLUTIONS, INC.

                                        By:
                                           -------------------------------------
                                           Jeffrey S. Williams, President

                                        GENOMIC SOLUTIONS, LTD

                                        By:
                                           -------------------------------------
                                        GENOMIC SOLUTIONS, K.K.

                                        By:
                                           -------------------------------------

                                 EXHIBIT B has
                                 been filed as
                          Exhibit 4.13, 4.14 and 4.15

                                   EXHIBIT C

                               SECURITY AGREEMENT

                               SECURITY AGREEMENT

     This Security Agreement is entered into this 28th day of October, 1999, by Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 ("Borrower") in favor of White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert
G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), McDonald Investments Inc.
Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 661 Airport Blvd., Suite 2A, Ann Arbor, Michigan 48108 (hereinafter referred to as "Kantner"), Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams"), Lawrence J. Kent, 404 E. Lancaster Ave., Wayne, Pennsylvania 19087 (hereinafter referred to as "Kent"), Jeffrey S. Williams, 7049 Suncrest Drive, Saline, Michigan 48176 (hereinafter referred to as "JWilliams"), Kevin A. Auton, 42 Croftfield Road, Godmanchester, Huntingdon, Cambridgeshire PE18 8ED (hereinafter referred to as "Auton"), Andrew
A. Jakimcius, 1096 Heritage Drive, Saline, Michigan 48176 (hereinafter "Jakimcius"), Michael P. Kurek, 2720 Holyoke Lane, Ann Arbor, Michigan 48103 (hereinafter referred to as "Kurek") and Steven J. Richvalsky, 12215 Deer Creek Circle, Plymouth, Michigan 48170 (hereinafter referred to as "Richvalsky") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Boyle, Kantner, Williams, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders").

     For value received, the Borrower hereby grants to each Lender a security interest in and to all of the Borrower's tangible and intangible real and personal property and fixtures, whether now owned or hereafter acquired, including, but not limited to, goods, documents, inventory, work in process, instruments, equipment, furniture, machinery, fixtures, trade fixtures, contract rights, chattel paper, accounts receivable, documents, patents, licenses and motor vehicles, together with the proceeds from the sale or other disposition thereof and the products thereof (the "Collateral"). The Collateral shall be considered to be all of the assets of the Borrower. The Borrower hereby pledges, assigns, transfers and grants to the Lender a security interest in the Collateral to secure the payment of all loans, advances, and extensions of credit from the Lender to the Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether now, or hereafter existing or arising between the Lender and the Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise, under or in connection with (1) the Borrower's Notes of even date herewith in the aggregate amount of three million five hundred thousand and no/100 ($3,500,000) dollars to the Lenders, payable as to principal and interest as provided in the Notes; (2) future advances by the Lender to the Borrower, if any, pursuant to Section 1(c) of the Business Loan Agreement of even date herewith; (3) all costs and expenditures made or incurred by the Lender for taxes, insurance, and repairs to and maintenance of the Collateral or made or incurred by Lender in the disbursement, administration, collection or enforcement of the Notes; and (4) all liabilities of Borrower to Lender now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities, and any other obligations of the Borrower, under the Business Loan Agreement and Loan Documents (as defined therein) of Borrower of even date herewith. The foregoing obligations shall be hereafter collectively called the "liabilities" and shall also include all interest, costs, expenses, and reasonable actual attorneys fees accruing to or incurred by the Lender.

     The Borrower hereby warrants, covenants and agrees as follows:

     1.  Warranties. The Borrower warrants the following:

        (a) except as provided in the Business Loan Agreement, it has or will acquire free and clear title to all of the Collateral and the security interest granted to Lender shall be a first security interest, and the Borrower will defend same to the Lender against the claims and demands of all persons;

             (b) the Borrower will fully cooperate in placing or maintaining Lender's lien or security interest;

             (c) all of the collateral is located in the states of Michigan or Massachusetts;

             (d) all accounts are genuine and collectible except to the extent of reserves provided on the balance sheet;

             (e) the Borrower will not remove or change the location of any Collateral without the Lender's prior written consent;

             (f) the Borrower will not use the Collateral or permit it to be used for any unlawful purpose;

             (g) the Borrower will not conduct business under any name other than that stated herein, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Borrower agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Borrower's expense, before such change occurs;

             (h) the Borrower will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified herein, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Borrower will, at all times, maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and will not sell or remove same except as to inventory in the ordinary course of business;

             (i) the Borrower is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of any other agreement to which Borrower is a party; and

             (j) all Financial Statements delivered by the Borrower to the Lender to obtain loans and extensions of credit taken as a whole (A) fairly present in all material respects (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) the financial position of the Borrower as of the dates indicated and the results of operations of the Borrower for the periods indicated, (B) (x) have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied throughout the periods covered thereby (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) or (y) to the extent not prepared in accordance with GAAP, then footnotes to the Financial Statements will be provided describing in reasonable detail the differences, if any, between the accounting principles pursuant to which such Financial Statements were in fact prepared and GAAP and (C) are in accordance with the books and records of the Borrower which have been maintained in a manner consistent with historical practice.

             2. Insurance. Borrower shall maintain adequate fire and extended risk coverage, business interruption, workers disability compensation, public liability, environmental, flood, and such other insurance coverages as may be required by law or as is customary and adequate among businesses in Borrowers' industry engaged in the same or similar activities. All insurance policies shall be in such amounts, upon such terms, in form, and carried with insurers with a "best rating" of B or better or such insurers as are acceptable to Lender. Each Borrower shall provide evidence satisfactory to Lender of all insurance coverages and that the policies are in full force and effect, and for all insurance coverages upon any property which is collateral, the insurance policy shall be endorsed to provide Lender with a standard loss payable clause with not less than thirty (30) days advance written notice to Lender by the insurer of any cancellation or modification of coverage. Said proceeds may be utilized to restore or replace the collateral with Lender's consent, which consent will not be unreasonably withheld, provided Borrower is not in default other than a default arising from the loss of or damage to collateral. In the event of default or if said proceeds are not utilized to restore or replace the collateral, Lender may apply such proceeds as it may receive toward the payment of the liabilities in such order as the Lender may at its sole discretion determine. If the Borrower at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Borrower's property. All costs incurred by the Lender, including reasonable attorney's fees, court costs, expenses, and other charges thereby incurred, shall become a part of the liabilities and shall be payable on demand.

             3. Taxes, Liens, etc. The Borrower agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Borrower's business. Except to the extent that Borrower has established a cash reserve and is actively pursuing a tax appeal, if the Borrower fails to pay such taxes or other charges in accordance with the foregoing, the Lender at its sole discretion, may pay such charges on behalf of the Borrower; and all sums so dispensed by the Lender, including reasonable actual attorney's fees, court costs, expenses, and other charges relating thereto, shall become a part of the liabilities and shall be payable on demand.

             4. Information and Reporting. The Borrower agrees to supply to the Lender such information concerning the status of any of its assets as the Lender, from time to time, may reasonably request. The Borrower further agrees to permit the Lender, its employees, and agents to have access to the Collateral for the purpose of inspecting it, together with all of the Borrower's other physical assets if any, and to permit the Lender, from time to time, to verify accounts as well as to inspect, copy, and to examine the books, records, and files of the Borrower.

             5. Accounts. The Borrower acknowledges that Lender has a security interest in Accounts. It is understood that the Lender will initially permit the Borrower to collect accounts from its debtors. The Borrower understands that this privilege may be terminated by the Lender only after an event of default under the Business Loan Agreement or the Notes, Warrants or this Agreement shall occur and is not cured within any applicable grace period, and that, in such event:

                 (a) the Lender shall be vested with all of the rights of the Borrower in respect thereto, including the right of stoppage in transit, the ability to notify any debtor or debtors of the assignment, and the ability to execute any instrument on behalf of the Borrower in settlement or fulfillment of an account;

                 (b) the Borrower agrees to execute such assignments as the Lender may request to evidence the assignment and, in the event of an assignment to the Lender, Borrower thereafter receives payment on any account as the agent of the Lender, and the Borrower agrees to transmit such payment in the form in which it was received to the Lender on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lender;

                 (c) until such remittance, the Borrower agrees to keep all such receipts on account separate and apart from the Borrower's own funds so that such receipts are readily identifiable as the property of the Lender and to hold same in trust for the Lender; and

                 (d) in any event, the Lender is authorized to endorse or to sign, in the name of the borrower, any instrument of whatsoever nature to effect the collection of the accounts for application to the liabilities.

             6. Default. A default by the Borrower under the Business Loan Agreement, the Notes, the Warrants or any other agreement entered into between the Borrower and the Lender, which default is not cured within any applicable grace period, shall constitute a default of this Security Agreement. The covenants, conditions, events of default and other terms set forth or referred to in any and all documents entered into between the

Borrower and Lender are incorporated into this Security Agreement with the same force and effect as if those such covenants, conditions, and events of default were fully set forth herein.

             7. Remedy. The Borrower agrees that, whenever a default exists, Lender shall have the remedies set forth in the Business Loan Agreement and Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by the Borrower or other party entitled thereto. The Borrower agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender and to pay all reasonable costs of the Lender in connection with the collecting of the liabilities and enforcement of any rights hereunder, including reasonable attorney's fees and legal expenses, and including participation in Bankruptcy proceedings; and to pay all of the expense of locating the collateral, as well as the expense of any repairs for any realty or other property to which any of the Collateral may have been affixed or made a part. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent postage prepaid, by regular mail, to the Borrower at least seven (7) days before such disposition, and addressed to the Borrower either at the address shown herein or at any other address. The Lender shall, in the event of any default have the right to peacefully retake any of the goods. In the event of a default, the Borrower expressly authorizes the Lender to offset any debts of the Lender to the Borrower against the Liabilities.

             8. Termination. This Agreement and related financing statements shall be terminated upon payment in full of the aforementioned Notes and all other sums and expenses required to be paid pursuant to the terms of the Business Loan Agreement, the Loan Documents other than the Warrants, and the Warrants but only if prior to the time such termination would otherwise occur Borrower has been notified of the exercise of Lenders' rights under subsection
(K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders' rights under subsection (K) of the Warrants.

             9. Miscellaneous. Time is of the essence of this agreement. Except as otherwise defined in this agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the State of Michigan. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by the Borrower to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Borrower shall not constitute a waiver of subsequent default. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the State of Michigan, or any other laws now existing or hereinafter enacted.

             This agreement has been delivered in the State of Michigan and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or the invalidity without invalidating the remainder of such provision or the remaining provisions of this agreement. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this agreement shall be binding on all successors and assigns of the Borrower. The Borrower may not assign this agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

             This agreement has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

             In witness whereof, the parties have executed this Agreement on the date and year first above written.

LENDERS:                                     BORROWERS:

WHITE PINES LIMITED PARTNERSHIP I            GENOMIC SOLUTIONS, INC.
By: White Pines G.P., L.L.C.,
    its general partner


By:                                          By:
   ---------------------------------            -------------------------------
   Frederick L. Yocum, Chairman                 Jeffrey S. Williams
                                                President


PACIFIC CAPITAL, L.P.                        GENOMIC SOLUTIONS, LTD.
By: WP Pacific G.P., L.L.C.
    a general partner



By:                                          By:
   ---------------------------------            -------------------------------
   Frederick L. Yocum, Chairman

IAN R. N. BUND                               GENOMIC SOLUTIONS, K.K.

YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
RONALD G. KALISH LIVING TRUST U/A/D          By:
   SEPTEMBER 9, 1997                            -------------------------------
McDONALD INVESTMENTS INC. CUSTODIAN
   FBO DANIEL J. BOYLE IRA ROLLOVER
   ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
   PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By:  White Pines Management, L.L.C.,
     a Michigan limited liability
     company, attorney-in-fact

By:
   ---------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ---------------------------------
AMERICAN HEALTHCARE FUND II

By:
   ---------------------------------

------------------------------------
J. MATTHEW MACKOWSKI


------------------------------------
ROBERT G. SHEPLER


------------------------------------
JOHN J. MACKOWSKI


GROVE INVESTMENT PARTNERS


By:
   ---------------------------------

------------------------------------
LAWRENCE J. KENT


------------------------------------
JEFFREY S. WILLIAMS


------------------------------------
KEVIN A. AUTON

------------------------------------
ANDREW A. JAKIMCIUS


------------------------------------
MICHAEL P. KUREK


------------------------------------
STEVEN J. RICHVALSKY

                                   EXHIBIT D

                            SUBORDINATION AGREEMENT

                             SUBORDINATION AGREEMENT
                          (All Indebtedness and Liens)

Genomic Solutions, Inc., Genomic Solutions, Ltd., and Genomic Solutions K.K. (each, a "Borrower" and, together the "Borrowers") are indebted to the undersigned (each a "Creditor" and collectively "Creditors") in the aggregate principal sum of three Million five hundred thousand Dollars ($3,500,000) evidenced by [ ] AN OPEN ACCOUNT [x] PROMISSORY NOTES [ ] OTHER (DESCRIBE) ____ ___________ which indebtedness is [ ] UNSECURED [x] SECURED by substantially all assets of the Borrowers, and Creditors are or may become financially interested in Borrowers and desire to aid Borrowers in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank ("Bank").

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrowers from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations, Bank, Borrowers and Creditors agree as follows:

1. Any and all obligations and liabilities of Borrowers to Creditors, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Borrowers to the Bank, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Borrowers are liable (the "Senior Indebtedness") provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of $3,000,000 during 1999, in excess of $6,000,000 during 2000, in excess of $7,000,000 during 2001 or in excess of $8,000,000 during 2002 or thereafter.

2. Except as otherwise provided in this agreement, Creditors will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditors waive any such rights with respect to the Subordinated Indebtedness nor shall Creditors exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness,

3. Subject to the provisions of Subsection 20(B) below, Creditors will not exercise any of Creditors' rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditors in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness.


4. The Bank, in its own name or in the name of Creditors, may collect and enforce the Subordinated Indebtedness and all claims and demands of Creditors in connection therewith, by proof of debt in bankruptcy, or in any other proceeding involving dissolution, insolvency, liquidation or an adjustment of the indebtedness of Borrower. Creditors make, constitute and appoint Bank their true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of the foregoing in the event Creditors fail to do so promptly following request by Bank, including, but not limited to, the signing of proofs of claim, evidence of indebtedness, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Subordinated Indebtedness or any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

5. Should any payment, distribution or security or proceeds from these be received by Creditors upon or with respect to the Subordinated Indebtedness contrary to the terms of this Agreement, Creditors shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditors where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditors as the property of the Bank.

6. Each Creditor represents and warrants severally but not jointly that it has not made or permitted to be made any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness. The Creditors agree that any instrument or document evidencing the Subordinated Indebtedness shall at all times bear the following legend:

     The rights of the holder of this Note to receive payment are subject and subordinate to the payment of all obligations of maker or obligor to Comerica Bank, and its successors and assigns, under the terms of the Subordination Agreement dated October , 1999 executed by Genomic Solutions, Inc., the payee of this note, et al.

7. This Agreement constitutes a continuing agreement of subordination, even though at times Borrowers are not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditors, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrowers until the fourteenth (14th) day ("effective date") following delivery by Creditors to Bank of revocation of this Agreement. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any such Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

8.   (INTENTIONALLY OMITTED]

9. Each Creditor delivers this Agreement based solely on its independent investigation of (or decision not to investigate) the financial condition of Borrowers and is not relying on any information furnished by the Bank. Each Creditor assumes full responsibility for obtaining any further information concerning Borrowers' financial condition, the status of the Senior Indebtedness or any other matter which it may deem necessary or appropriate now or later. Each Creditor waives any duty on the part of the Bank, and agrees that it is not relying upon nor expecting the Bank to disclose to it any fact now or later known by the Bank, whether relating to the operations or condition of Borrowers, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against any Borrower. Each Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrowers may incur Senior Indebtedness to the Bank after the financial condition of Borrowers, or its ability to pay Borrowers' debts as they mature, has deteriorated. Each Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrowers or any other person or any other security.

10. The Bank, in its sole discretion, without notice to Creditors, may release or exchange any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Each Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and that it is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness.

11. Notwithstanding any prior revocation, termination surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against each Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, each Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

12. Each Creditor waives any right to require the Bank to: (a) proceed against any person or property; or (b) pursue any other remedy in the Bank's power. Each Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, and diligence in collecting any Senior Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit any Borrower to incur additional Senior Indebtedness, all without notice to Creditors and without affecting in any manner the unconditional obligations of Creditors under this Agreement.

13. Each Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank, may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to Borrowers. Each Creditor further agrees that the Bank may provide information relating to this Agreement or relating to Creditors to the Bank's parent, affiliates, subsidiaries and service providers.

14. No waiver or modification of any rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer of the applicable party. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the party or the Obligations of the other parties in any other respect.

15. This Agreement shall bind and be for the benefit of Creditors and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of Michigan, without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

16. The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of a Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Bank and Creditors.
     Reference to the Borrower' indebtedness in this Agreement refers to indebtedness of any one or more Borrowers.

17. Creditors jointly and not severally agree to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing the duties and obligations of Creditors under Section 4 of this Agreement.

18. Each Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by any Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by any Borrower to the Bank or intended or understood by the Bank or Creditors. Each Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

19. The relative priorities of the Bank and Creditors in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditors shall not contest die validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrowers other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with any Creditor.

20.  Special Provisions:

     A. Notwithstanding anything to the contrary in this Agreement, Creditors may ask for, demand, sue for, take or receive from Borrowers the regularly scheduled quarterly payments which may come due under the above-described promissory notes ("Notes") and expense reimbursements permitted thereunder; provided, however, that Creditors may not ask for, demand, sue for, take or receive from Borrower any such payments after Creditors are given written notice by the Bank that a default or an event of default exists or has occurred under any note(s), guaranty(ies), and/or agreement(s) between the Bank and Borrower or that any loan(s) between Borrower and the Bank has (have) been called (a "Standstill Notice"). All such payments due Creditors under the Notes must be suspended until such time (if ever) as Creditor receives subsequent written notice from the Bank stating that the default has been cured and/or the loan(s) has (have) been paid. The Bank agrees to give Borrower copies of the notices, but the Bank's failure to do so shall not affect its rights under this Agreement or any other agreement with Borrower. The Notes may not be modified or prepaid without the prior written consent of the Bank.

     B. Notwithstanding any of the other provisions of this Agreement, if within 120 days after receipt by Creditors of a Standstill Notice the Bank has not accelerated the Senior Indebtedness and initiated legal action against Borrowers or the Collateral, and continued to diligently pursue such legal action and/or remedies, Creditors may accelerate the due date of the Notes, may demand and sue for the amounts due under the Notes and exercise any of Creditors' rights in any Collateral now or later securing the Subordinated Indebtedness regardless of the issuance of a subsequent Standstill Notice. Creditors shall give the Bank written notice of their intent to so exercise their remedies ten days prior to exercising such remedies. In exercising remedies against the collateral, the Creditors shall cooperate with the Bank and shall remit any proceeds of the sale or disposition of collateral to the Bank to be applied to the Senior Indebtedness until such time as the Senior Indebtedness is paid in full. In no event shall a Standstill Notice arising from default other than a payment default be in effect without the commencement of legal action by the Bank as provided in this paragraph for more than 120 days in any 12 month period.

     C. In the event of any distribution, division or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrowers' assets, or the proceeds of Borrowers' assets, in whatever form, to Creditors of Borrower or upon any indebtedness of Borrowers, whether by reason of the liquidation, dissolution or other winding-up of Borrowers, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of Creditors, proceedings for reorganization, or readjustment of Borrowers or Borrowers' properties, then and in such event, (a) the Senior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in case, property, or securities, which shall be payable or deliverable upon or respect of the Subordinated Indebtedness shall be paid or delivered directly to Bank for application in payment of the amounts then due on the Senior Indebtedness until the Senior Indebtedness shall have been paid in full.

     D. Upon payment in full of the Senior Indebtedness, Creditor shall be subrogated to any rights, liens and security interests of Bank pursuant to the Senior Indebtedness.

     E. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

     F. The parties acknowledge and agree that Bank is holding original stock certificates of Genomic Solutions, Ltd. and Genomic Solution, K.K. as security for the Senior Indebtedness and that Bank will not release those stock certificates without first giving Creditors the opportunity to take possession of those certificates to perfect their security interest in those stock certificates as security for the Subordinated Indebtedness.

6. This Agreement is in addition to and not substitution for the Subordination Agreement dated as of April 23, 1999 among certain of the Creditors and the Bank.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditors and Bank have caused this Agreement to be executed
as of October    , 1999.

CREDITORS:

WHITE PINES LIMITED PARTNERSHIP I

By:  White Pines G.P., L.L.C.,
     its general partner

By:
   ------------------------------------
      Frederick L. Yocum, Chairman

PACIFIC CAPITAL, L.P.
By:  WP Pacific  G.P.,  L.L.C.
     a general partner

BY:
   ------------------------------------
      Frederick L. Yocum, Chairman

IAN R. N. BUND
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C.
RONALD G. KALISH LIVING TRUST U/A/D
          SEPTEMBER 9, 1997

MCDONALD INVESTMENTS INC. CUSTODIAN
FBO DANIEL J. BOYLE IRA  ROLLOVER
ACCOUNT #85314893

KANTNER AND ASSOCIATES PROFIT SHARING
         PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By:    White Pines Management, L.L.C.
       a Michigan limited liability company,
       attorney-in fact

By:
   ------------------------------------
       Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ------------------------------------


AMERICAN HEALTHCARE FUND II


By:
   ------------------------------------



---------------------------------------
J. MATTHEW MACKOWSKI


---------------------------------------
ROBERT G. SHEPLER

---------------------------------------
JOHN J. MACKOWSKI


GROVE INVESTMENT PARTNERS

By:
   ------------------------------------


---------------------------------------
LARRY KENT

---------------------------------------
JEFFREY S. WILLIAMS

---------------------------------------
KEVIN A. AUTON

---------------------------------------
ANDREW A. JAKIMCIUS

---------------------------------------
MICHAEL P. KUREK

---------------------------------------
STEVEN J. RICHVALSKI

COMERICA BANK                       BANK'S ADDRESS:

By:                                 500 Woodward Avenue
   --------------------------       Detroit, MI 48226

Its:
    -------------------------


                            BORROWER'S ACKNOWLEDGMENT

The undersigned ("Borrowers") accept notice of the subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrowers.

GENOMIC SOLUTIONS, INC.                              BORROWERS' ADDRESS

By:
   -----------------------------                     4355 Varsity Drive
          Jeffrey S. Williams                        Ann Arbor, MI 48108
Its:      President





GENOMIC SOLUTIONS, LTD



By:
   -----------------------------
Its:
    ----------------------------



GENOMIC SOLUTIONS, K.K.



By:
   -----------------------------
Its:
    ----------------------------

                                   EXHIBIT E

                               BORROWER'S OPINION

                                    EXHIBIT F

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                              FILED AS EXHIBIT 4.7

                                   EXHIBIT G

                             SHAREHOLDER AGREEMENT

                                   EXHIBIT H

                        ASSIGNMENT AND PLEDGE AGREEMENT

                         ASSIGNMENT AND PLEDGE AGREEMENT

     1. Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (herein "Pledgor"), in consideration of financial accommodations given, or to be given, or continued to Pledgor, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgshire, England PE193TP and/or Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan (Genomic Solutions, Ltd. and Genomic Solutions, K.K. each sometimes hereinafter being referred to as a "Subsidiary" and sometimes hereinafter collectively referred to as the "Subsidiaries" and each of Pledgor, Genomic Solutions, Ltd. and Genomic Solutions, K.K. sometimes hereinafter referred to as "Borrower", a "Borrower" or the "Borrower" and collectively sometimes referred to as the "Borrowers") by White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road,
Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski,
1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 661 Airport Blvd., Suite 2A, Ann Arbor, Michigan 48108 (hereinafter referred to as "Kantner"), Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams"), Lawrence J. Kent, 404 E. Lancaster Ave., Wayne, Pennsylvania 19087 (hereinafter referred to as "Kent"), Jeffrey S. Williams, 7049 Suncrest Drive, Saline,

Michigan 48176 (hereinafter referred to as "JWilliams"), Kevin A. Auton, 42 Croftfield Road, Godmanchester, Huntingdon, Cambridgeshire PE18 8ED (hereinafter referred to as "Auton"), Andrew A. Jakimcius, 1096 Heritage Drive, Saline, Michigan 48176 (hereinafter "Jakimcius"), Michael P. Kurek, 2720 Holyoke Lane, Ann Arbor, Michigan 48103 (hereinafter referred to as "Kurek") and Steven J. Richvalsky, 12215 Deer Creek Circle, Plymouth, Michigan 48170 (hereinafter referred to as "Richvalsky") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Boyle, Kantner, Williams, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders"), and as collateral security for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, including any extensions or renewals thereof, present or future, direct or indirect, due or to become due from the Borrowers to the Lenders under
(i) the Promissory Notes in the amount of three million five hundred thousand and no/100 ($3,500,000) dollars, (ii) the Business Loan Agreement of even date herewith between Borrowers and Lenders, and (iii) all obligations due under any of the Loan Documents (as defined in the Business Loan Agreement), (all of which shall be called "Indebtedness"), hereby irrevocably assigns, orders, transfers, pledges and sets over to Lenders, their successors and assigns:

          (a) All distributions, profit distributions, proceeds from sale of stock included in the Collateral, and any and all other distributions due to Pledgor from each Subsidiary and any successor in interest thereto.

          (b) All shares and other property delivered to and deposited with the Lenders, all property which is hereafter delivered to or comes into the possession or control of the Lenders in any manner and for any purpose during the existence of this Agreement, together with the stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property which the Pledgor is entitled to receive and grants to Lenders a continuing security interest in certain instruments, stock, chattel paper, notes, debentures or other securities, to wit:

All shares of and 100% of its ownership interest in each Subsidiary as well as any and all other property now or hereafter in the Lenders' possession or control (all of the above set forth in subparagraph 1(a) and 1(b) herein collectively termed "Collateral").

     2.   Pledgor warrants:

          (a) that it is the lawful owner of all the Collateral including one hundred percent (100%) of the capital stocks of each Subsidiary free of all claims, liens, or encumbrances whatsoever other than as set forth in the Business Loan Agreement and the security interest granted to Lenders pursuant hereto;

          (b) all written information furnished by Pledgor to Lenders hereafter, will be correct and true as of the date given; and

          (c) that the pledge and security interest in the Collateral arising out of this Agreement has been given and granted to induce the Lenders to extend, or to continue to extend, credit accommodations to the Borrowers.

     3. At any time, after an event of default under the Business Loan Agreement or the Promissory Notes, Warrants or Security Agreement contemplated therein shall occur and is not cured within any applicable grace period and without notice, and at the expense of the Pledgor, Lenders may but are not obligated to:

          (a) collect all dividends, interest, principal payments and other sums payable upon or on account of the Collateral;

          (b) Enter into an extension, reorganization, deposit, merger or consolidation agreement, or other agreement related to or affecting the Collateral, and in this connection may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral, and perform such acts and things as it considers proper. Money or property received in exchange for the Collateral shall be applied to the Indebtedness secured hereby;

          (c) compromise or settle claims or disputes as it deems desirable or proper with reference to the Collateral;

          (d)  Insure, process and preserve the Collateral;

          (e) Transfer the title to the Collateral to its name or the name of the nominee;

          (f) Exercise as to the Collateral, all the rights, powers and remedies of an owner; and

          (g) Perform any and all acts which Lenders in good faith deem necessary for the protection and preservation of Collateral or its value or Lenders' security interest therein, including, but not limited to, transferring any Collateral to Lenders' own name and receiving the income thereon as additional security hereunder.

     4. If, during the term of this Agreement, any stock dividends, reclassifications, adjustments or other changes are made in the capital structure of the corporation or other entity issuing the Collateral or any portion thereof, whether it is a reorganization, recapitalization, share split-up, a combination of shares, merger, transfer, or consolidation, all new, additional or substituted shares for securities of whatever class, issued with respect to the Collateral by reason of change, shall be delivered to the Lenders immediately after issuance. The Lenders shall hold the shares or security so issued as the Collateral under the terms of this Agreement. If, during the term of this Agreement, warrants, options, or other rights with respect to the Collateral are issued to the Pledgor, and if the Pledgor exercises any such warrants, option, or right, all new stock or securities received upon such exercise shall be delivered by the Pledgor to the Lenders immediately after they are issued. Such new stock or securities shall be held by the Lenders as Collateral under the terms of the Agreement.

     5. (a) At any time after a default shall occur in any of the Indebtedness according to the terms thereof, which default is not cured within any applicable grace period, including the Notes, Security Agreements, Business Loan Agreement, Warrants, or any other Loan Document between Lenders and Borrowers and/or the Pledgor (the terms of such being incorporated by reference herein); including a material impairment in any way of the value of the Collateral or Lender's rights therein, the Lender may at its option, without notice or demand to Pledgor, declare all or part of the Indebtedness to be immediately due and payable. The Lender shall have the remedies of a secured party under the Uniform Commercial Code of the State of Michigan. The Lenders may sell the Collateral in such manner and for such price as the Lenders deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Lender shall have the right to purchase all or part of the Collateral at public or private sale. If notification of intended disposition of any of the Collateral is required by law, such notification shall he deemed reasonable and properly given if mailed, postage prepaid, at least seven (7) days before any such disposition to any address of the Pledgor appearing on the records of the Lenders. Lenders shall have the right, but shall not be obligated, to vote the Collateral.

          (b) Upon the exercise of Lenders' rights to receive distributions with respect to the Collateral as provided in Section 3 above, Lenders shall be vested with all the rights of the Pledgor in respect thereto, the ability to notify any obligor or payor of the assignment and the ability to execute any instrument on behalf of the Pledgor in settlement or fulfillment thereof. In such event, Pledgor agrees to execute such additional assignments, instruments and documents as the Lenders may request to evidence the assignment. The Pledgor agrees that if thereafter it receives any payment of any such sums it shall receive same as the agent of the Lenders and the Pledgor agrees to transmit such payment in the form in which it was received to the Lenders on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lenders. In any event, the Lenders are authorized to endorse or to sign, in the name of the Pledgor, any instrument of whatsoever nature to effect the collection of said payments for application to all sums due the Lenders.

     6. The Collateral shall be evidenced by share certificates registered in the name of Pledgor and accompanied by stock powers duly executed in blank. Said share certificates and duly executed stock powers have been delivered to Lenders concurrently with the execution of this Agreement

     7.   The proceeds of any sale shall be applied in the following order:

          (a) to pay all costs and expenses of every kind for care, safekeeping, collection, sale, foreclosure, delivery or otherwise respecting the Collateral (including reasonable expenses incurred in the protection of the Lenders' title or lien upon or right in any of the Collateral, reasonable actual expenses for legal services of any kind in connection therewith or making of such sale or sales, insurance, commission for sale, or guaranty).

          (b)  to interest on all Indebtedness of the Borrowers to the Lenders;

          (c) to principal thereof, whether or not such Indebtedness is due or accrued. After such application, Lenders will account to Pledgor for any surplus and Borrowers shall remain liable to Lenders for any deficiency.

     Application of proceeds as between particular debts, obligations, or liabilities of Borrowers, shall be in the absolute and sole discretion of the Lenders. The Lenders shall have the right in their sole discretion to determine which rights, security liens, security interests, or remedies, they shall at any time pursue, relinquish, subordinate, modify, or take any action with respect thereto, without in any way modifying or affecting any other security for the Indebtedness or any of the Lenders' rights hereunder.

     8. Pledgor agrees that Lenders' security interest in the Collateral and in any and all other property belonging to Pledgor, pledged or hypothecated, to secure indebtedness shall be as valid as if Pledgor had duly assigned, released, transferred and delivered said property to the Borrowers and the Borrowers, with full ownership thereof, had pledged said property to secure all such Indebtedness upon the terms herein stated.

     9. Any transferee of, or endorser, guarantor, or surety paying the indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Lenders in respect thereto and the Lenders shall be under no further responsibility therefore.

     10. The Pledgor authorizes Lenders, without notice or demand and without affecting any liability on the Indebtedness to:

          (a) renew, extend, accelerate, or change the time for repayment or other terms of the Indebtedness secured hereby, including increasing or decreasing the rate of interest;

          (b) take and hold security other than the Collateral herein described, for the payment of the Indebtedness and to exchange, substitute, transfer, enforce, waive and release such security; and

          (c) release or substitute any Borrower, endorser, guarantor, or other Pledgor of the Indebtedness.

     11. The Pledgor waives presentment, demand for performance, notice of non-performance, protest, notice of protest, or notice of dishonor in connection with an obligation or evidence of indebtedness held by Lenders as Collateral, or in connection with any obligation of or evidence of indebtedness which represents the Indebtedness secured thereby. The Lenders shall not be required to examine into the validity of or to exchange or to collect on any Collateral subject to this Agreement or to take any action necessary to hold any corporation, issuer, or other parties liable on the Collateral; and diligence in looking after, preserving, or acting with respect to the Collateral or collecting the same is hereby waived by the parties hereto.

     12. No delay on the part of the Lenders in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lenders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. All of the Lenders' rights and remedies whether evidenced hereby or by any other writing, shall be cumulative and may be exercised from time to time singularly or concurrently.

     13. This is a continuing Agreement and the rights, powers and remedies apply to all past, present and future Indebtedness of the Borrowers to the Lenders including that arising under successive transactions which continue the Indebtedness, increase or decrease it, or create new Indebtedness. No notice of creation or existence of any Indebtedness or of any renewal, extension, or modification thereof, need be given to Pledgor. This agreement and related financing statements shall be terminated upon payment in full of the Indebtedness and all other sums and expenses required to be paid thereby, provided however that for purposes of the foregoing, no Indebtedness shall be deemed to exist under the terms of the Warrants prior to such time as Borrower has been notified of the exercise of Lenders' rights under subsection (K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders' rights under subsection (K) of the Warrants. The breach of the terms of any Note, Warrant, Security Agreement, Pledge or Business Loan Agreement of whatsoever nature between Borrowers and Lenders, which is not cured within any applicable grace period, shall constitute a default and breach of all such agreements including this agreement.

     14. Lenders may deliver the Collateral or any part of it to the Pledgor and the receipt by the Pledgor discharges the Lenders from any liability or responsibility for said Collateral.

     15. This Agreement shall be governed and interpreted according to the laws of the State of Michigan without regard to its conflict of law principles. Parties agree that all actions and proceedings arising in connection with this Agreement shall be litigated in the State Courts or the Federal District Courts in the State of Michigan. The parties hereby waive any right that they may have to change the venue of any action against it by any other party in accordance with this paragraph. The parties hereby consent and submit to the jurisdiction and venue of the State Courts and Federal District Courts of the State of Michigan. This Agreement shall inure to the benefit of and be binding upon the Lenders, their successors and assigns, including the assignees of any Indebtedness secured by this Agreement, and the Pledgor and its legal representatives, successors and assigns. In the event any provision of this Agreement shall be invalid or unenforceable, in full or in part, neither the validity nor the enforceability of the remainder of this Agreement shall be affected in any way.

     16. Nothing herein contained shall be construed to bind Lenders to perform any of the Pledgor's obligations under any of the Collateral as a shareholder.

     17 This Assignment and Pledge Agreement has been negotiated between the parties and shall be deemed to have been mutually drafted by them.


     In Witness Whereof, the parties hereto have executed this Agreement this 28th day of October, 1999.


LENDERS:                                             BORROWERS:

WHITE PINES LIMITED PARTNERSHIP I                    GENOMIC SOLUTIONS, INC.
By: White Pines G.P., L.L.C.,
     its general partner

By:                                                  By:
   ---------------------------------                    ------------------------
    Frederick L. Yocum, Chairman                        Jeffrey S. Williams
                                                            President

PACIFIC CAPITAL, L.P.
By: WP PACIFIC G.P., L.L.C.                            GENOMIC SOLUTIONS, LTD.
    a general partner

By:                                                  By:
   ---------------------------------------              ------------------------
   Frederick L. Yocum, Chairman

IAN R. N. BUND                                       GENOMIC SOLUTIONS, K.K.
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
RONALD G. KALISH LIVING TRUST U/A/D                  By:
     SEPTEMBER 9, 1997                                  ------------------------
McDONALD INVESTMENTS INC. CUSTODIAN
     FBO DANIEL J. BOYLE IRA ROLLOVER
     ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
     PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
By:       White Pines Management, L.L.C.,
          a Michigan limited liability
          company, attorney-in-fact

By:
   ---------------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ---------------------------------------

AMERICAN HEALTHCARE FUND II

By:
  ----------------------------------------


------------------------------------------
J. MATTHEW MACKOWSKI


------------------------------------------
ROBERT G. SHEPLER


------------------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By:
   ---------------------------------------


------------------------------------------
LAWRENCE J. KENT

------------------------------------------
JEFFREY S. WILLIAMS


------------------------------------------
KEVIN A. AUTON


------------------------------------------
ANDREW A. JAKIMCIUS


------------------------------------------
MICHAEL P. KUREK


------------------------------------------
STEVEN J. RICHVALSKY

                             SECRETARY'S CERTIFICATE
                              GENOMIC SOLUTIONS INC.

     The undersigned Secretary of Genomic Solutions Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. The following persons are the duly elected and acting officers of the Corporation, holding the office(s) set forth opposite his name below:

          Name                                   Office
          Jeffrey S. Williams                    President, Chief Executive Officer
          Steven J. Richvalsky                   Executive Vice President, Treasurer,
                                                 Secretary and Chief Financial Officer
          Andrew A. Jakimcius                    Executive Vice President of Operations
          Michael P. Kurek                       Executive Vice President, Marketing and Sales
          William M. Skea                        Vice President
          Frank C. Becker                        Vice President
          Gregory H. Kinch                       Vice President
          Mary F. Lopez                          Vice President
          Mary Stanaway                          Vice President

     2.   The following persons are the duly elected and acting directors of the
          Corporation:

          Jeffrey S. Williams           Robert G. Shepler              P. Nicholas "Nick" King
          Dan Mitchell                  Damion E. Wicker               J. Matthew Mackowski

     3. Attached hereto as Exhibit A is a true and complete copy of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, as certified by the Delaware Secretary of State as of October 15, 1999. No action has been taken to amend the Certificate of Incorporation since that date.

     4. Attached hereto as Exhibit B is a true and complete copy of the Certificate of Good Standing of the Corporation, as certified by the Delaware Secretary of State on October 15, 1999.

     5. Attached hereto as Exhibit C is a true and complete copy of the Certificate of Good Standing of the Corporation, as certified by the Michigan Secretary of State on October 28, 1999.

     6. Attached hereto as Exhibit D is a true and complete copy of the Bylaws of the Corporation, in effect on the date hereof.

     7. Attached hereto as Exhibit E is a true and complete copy of the Consent Resolution that was duly adopted by the Board of Directors of the Corporation as of October 11, 1999, which has not been altered, amended or repealed and is in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of October, 1999.

                                     /s/ Steven J. Richvalsky
                                     -----------------------------------
                                     Steven J. Richvalsky, Secretary and Chief
                                     Financial Officer


Attested By:
/s/ Jeffrey S. Williams
-----------------------------------
Jeffrey S. Williams, President, and
Chief Executive Officer

                                   EXHIBIT A

                                State of Delaware

                        Office of the Secretary of State

                          -----------------------------

       I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "GENOMIC SOLUTIONS INC." AS RECEIVED AND FILED IN THIS OFFICE.

       THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

       CERTIFICATE OF INCORPORATION, FILED THE FIFTH DAY OF
DECEMBER, A.D. 1997, AT 9 O'CLOCK A.M.

       RESTATED CERTIFICATE, FILED THE TWENTY-FOURTH DAY OF
DECEMBER, A.D. 1997, AT 4:29 O'CLOCK P.M.

       CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-FOURTH DAY OF DECEMBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

       CERTIFICATE OF DESIGNATION, FILED THE THIRTEENTH DAY OF
MAY, A.D. 1998, AT 4 O'CLOCK P.M.

       CERTIFICATE OF AMENDMENT, FILED TEE TWENTY-SECOND DAY OF
MAY, A.D. 1998, AT 9:18 O'CLOCK A.M.

       CERTIFICATE OF DESIGNATION, FILED THE TWENTY-SECOND DAY OF
MAY, A.D. 1998, AT 9:19 O'CLOCK A.M.


                                     /s/ Edward J. Freel
[SECRETARY'S OFFICE SEAL]            -------------------------------------------
                                     Edward J. Freel, Secretary of State

2817427 8100H                        AUTHENTICATION: 0026617

                                     DATE:

                                   EXHIBIT B

                                                                          PAGE 1
                                State of Delaware

                        Office of the Secretary of State

                          ---------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "GENOMIC SOLUTIONS INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIFTEENTH DAY OF OCTOBER, A.D. 1999.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.



                                     /s/ Edward J. Freel
[SECRETARY'S OFFICE SEAL]            -------------------------------------------
                                     Edward J. Freel, Secretary of State

2817427              8300            AUTHENTICATION: 0027211

991436097                            DATE: 10-15-99

                                   EXHIBIT C

                            UNITED STATES OF AMERICA

                            [STATE OF MICHIGAN SEAL]

               MICHIGAN DEPARTMENT OF CONSUMER INDUSTRY SERVICES

                               LANSING, MICHIGAN

This is to Certify That

                             GENOMIC SOLUTIONS INC.

a DELAWARE profit corporation, was validly authorized on December 12, 1997, to transact business or conduct affairs in Michigan, and that said corporation holds a valid certificate of authority to transact business or conduct affairs in this State.

This certificate is issued to attest to the fact that the corporation is in good standing in this office as of this date and is duly authorized to transact business or conduct affairs in Michigan and for no other purpose. It is in the usual form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.


[STATE OF MICHIGAN SEAL]                In testimony whereof, I have hereunto
Sent by Facsimile Transmission          set my hand and affixed the Seal of the
                                        Department, in the City of Lansing, this 28th day of October, 1999.

                                        /S/ Julie Croll, Director

174 0457943                 Corporation, Securities and Land Development Bureau

                                   EXHIBIT D

                                     BYLAWS
                                       OF
                             GENOMIC SOLUTIONS INC.

                            (a Delaware corporation)

                              Filed as Exhibit 3.3

                                   EXHIBIT E

                CONSENT RESOLUTION OF THE BOARD OF DIRECTORS OF
                             GENOMIC SOLUTIONS INC.

     WHEREAS, the General Corporation Law of the State of Delaware provides that if all of the directors of a corporation shall consent in writing to any action to be taken by that corporation, such action shall be as valid a corporate action as though it had been authorized at a meeting of the directors; and

     WHEREAS, the undersigned, all of the directors of Genomic Solutions Inc., a Delaware corporation (the "Corporation"), desire that the actions expressed in the resolutions set forth below be taken.

     NOW, THEREFORE, the undersigned declare that the actions expressed in the following resolutions are hereby taken by the Corporation's Board of Directors (the "Board") as of October 11, 1999.

     AUTHORIZATION OF SUBDEBT FINANCING

     WHEREAS, the Board has determined that it would be in the best interests of the Corporation to offer and sell approximately $3,500,000 face amount of subordinated debentures with 5 year maturity (the "Debt") together with up to 1,400,000 warrants to purchase the Corporation's common stock (the "Warrants") to certain existing shareholders of the Corporation and potential new investors should certain existing shareholders not fully exercise their pro-rata rights, all collectively referred to as the Lenders (the "Lenders"), and

     WHEREAS, the Board has been provided with the principal economic terms of the Debt and the Warrants (collectively, the "Sub. Debt Financing"); and

     WHEREAS, as part of the consideration under the Sub. Debt Financing the Corporation will issue the Lenders warrants exercisable up to 1,400,000 shares of the Corporation's common stock (the "Warrant"); and

     WHEREAS, up to 250,000 additional shares of common stock of the Corporation may, upon the election by the Lenders, be issued in respect to interest payments on the Debt;

     WHEREAS, the Board has determined that it would be in the best interests of the Corporation and its shareholders for the Corporation to authorize and conduct the Sub. Debt Financing.

     RESOLVED, that the Corporation is authorized, empowered and directed to conduct the Sub. Debt Financing; and

     RESOLVED, FURTHER, that the Board approves the terms of the Warrant and hereby reserves 1,400,000 shares of authorized but unissued common stock for issuance according to the terms of the Warrant and hereby reserves 250,000 shares of authorized but unissued common stock for issuance in respect of interest in accordance with the terms of the Debt.

     RESOLVED, FURTHER, that upon issuance against payment received in accordance with the terms of the Warrants or the Debt such shares of common stock will be validly issued, fully paid and non-assessable.

     RESOLVED, FURTHER, that the Corporation is authorized, empowered and directed to enter into, and to consummate the transactions contemplated in the Sub. Debt Financing and any and all other agreements, instruments and documents which relate to or are contemplated in the Sub. Debt Financing (the "Attendant Documents"), all as finally completed in accordance with these resolutions; and

     RESOLVED, FURTHER, that the officers of the Corporation (the "Officers"), or any of them acting alone, are authorized, empowered and directed, for and on behalf of the Corporation, to negotiate, prepare, finalize, modify, the Sub Debt Financing and Attendant Documents on such terms and conditions as are not materially inconsistent with the economic terms and conditions set forth in the terms presented to the Board, and the Officers, or any of them acting alone, are further authorized, empowered and directed, for and on behalf of the Corporation, to execute, deliver, amend and, if necessary, file and record with the appropriate authorities any and all documents, instruments and papers related to the Sub. Debt Financing and Attendant Documents, all as finally completed in accordance with these resolutions.

     COUNTERPARTS; COPIES

     RESOLVED, that this Written Consent Resolution may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument.

     RESOLVED, FURTHER, that copies (facsimile, photostatic or otherwise) of signatures to this Written Consent Resolution shall be deemed to be originals, and may be relied on to the same extent as the originals.

             [The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Consent Resolution of the
Board of Directors of Genomic Solutions Inc. as of October    1999.
                                                           --

                                    /s/ Jeffrey S. Williams
                                    --------------------------------------------
                                    Jeffrey S. Williams


                                    /s/ Robert G. Shepler
                                    --------------------------------------------
                                    Robert G. Shepler


                                    /s/ J. Matthew Mackowski
                                    --------------------------------------------
                                    J. Matthew Mackowski


                                    /s/ Dan Mitchell
                                    --------------------------------------------
                                    Dan Mitchell


                                    /s/ Damion E. Wicker
                                    --------------------------------------------
                                    Damion E. Wicker


                                    /s/ Nick King
                                    --------------------------------------------
                                    Nick King